                           -------------------------
                             STATE STREET RESEARCH
                           -------------------------
                                HIGH INCOME FUND
                           -------------------------

                           ANNUAL REPORT
                           March 31, 2003

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           The Economy and Markets --
                           A Year in Review

                           PORTFOLIO MANAGER'S REVIEW
                           High Yield Bonds Provide
                           Solid Returns

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                         -------------------               -------------------
                             [Dalbar logo]                    [Dalbar logo]
                                DALBAR                           DALBAR
                              RATED FOR                        MUTUAL FUND
                            COMMUNICATION                     SERVICE AWARD
                                2003                              2001
                         -------------------               -------------------
                           For Excellence                    For Excellence
                           in Shareholder                     in Shareholder
                           Communication                         Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. Davis]


DEAR SHAREHOLDER:
Optimism about the U.S. economy and the stock market, which surfaced early in 2002, was replaced by uncertainty as accounting scandals and reports of corporate mismanagement began to undermine investor confidence. Then, as the economy stalled and the threat of war in Iraq hovered over the markets, investors sought safety in high-quality bonds and hard assets, such as gold.

Despite continued action on the part of the Federal Reserve Board to stimulate a meaningful recovery through lower short-term interest rates--the lowest, in fact, in 41 years--the U.S. economy failed to gather much steam during the 12-month period ended March 31, 2003. Consumers accounted for most of the economy's single-digit growth as they continued to spend on retail goods, housing and automobiles. However, businesses kept a tight fist on spending. Job layoffs continued and the jobless rate moved to an 8-year high of 5.8% late in the year. Yet, the period ended with some good news: in March, the Federal Reserve Board reported pockets of improvement in manufacturing activity in key regions of the country.

STOCK MARKETS DISAPPOINT AROUND THE WORLD
The S&P 500 Index returned -24.75% for the 12-month period, as the stock market reported its worst three-year period since the late 1930s(1). However, most of the negative returns were accumulated in the first half of the year. A rally in the fourth quarter and a rebound in the week leading up to a declaration of war on Iraq helped offset some of the markets' earlier losses. Technology and telecommunications shares, which have been the hardest hit in this bear market, got a big lift in the last half of the year, as investors saw opportunity in the beaten-down sectors. Financial stocks were among the market's biggest gainers in the last quarter of the year, according to Standard & Poor's.

Foreign stock markets followed the U.S., as the MSCI EAFE Index, a common measure of stock market performance in major industrialized countries, returned -23.59% for the 12-month period.(1) Returns from foreign markets to U.S. investors were helped somewhat by a weak dollar which translated into higher returns when converted from stronger foreign currencies.

HIGH-QUALITY BONDS LED THE CHARTS
As investors sought a safe haven from risk and uncertainty, the highest-quality segments of the U.S. bond market were the year's top performers. The Lehman Brothers Government/Credit Index gained 13.40% for the year ended March 31, 2003.(1) Municipal and mortgage bonds also did well, although both sectors were buffeted by specific factors at different points during the year. Mortgage bonds trailed the best performers as refinancing activity heated up during mid- and late-2002. Municipal bonds faced concerns about budget deficits and revenue shortfalls for states and municipalities, which began to mount in 2002.

Corporate and high-yield bonds lagged other segments of the bond market in the first half of the period, but they rebounded along with the stock market in the second half. In the first quarter of 2003, high-yield bonds were the strongest performing sector. Money market yields reached an all-time low as the Federal Reserve Board lowered a key short-term interest rate to 1.25% late in 2002.

LOOKING AHEAD
As investors, you may be asking where the opportunities are in a stock market that has suffered three straight years of decline and a bond market marked by interest rates that are at or near historical lows. My reply: in diversification--and in markets that have been beaten down, such as growth stocks, small-cap stocks and sectors such as Health Care. But every investor is different. Now is a good time to talk to your investment professional about opportunities that make sense for your personal portfolio and risk tolerance. As always, thank you for choosing State Street Research Funds.
Sincerely,

 /s/ Richard S. Davis
     Richard S. Davis
     Chairman
     March 31, 2003

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Bond Indexes. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi- federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The MSCI EAFE Index is comprised of stocks from Europe, Australia, Asia and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.

(2) 5.36% for Class B(1) shares; 5.33% for Class B shares; 5.33% for Class C shares; and 6.40% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. High-yield, high- risk debt securities reflect a greater possibility that adverse changes in an issuer's business or financial conditions may impair the issuer's ability to pay principal and interest on the security.

(4) Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2003)
--------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1993
(Class A shares, at maximum applicable sales charge)(3)(4)

                3/93                   $ 9,550
                3/94                    10,942
                3/95                    11,139
                3/96                    12,569
                3/97                    13,864
                3/98                    16,773
                3/99                    16,238
                3/00                    15,970
                3/01                    12,215
                3/02                    12,622
                3/03                    13,382

YIELD
--------------------------------------------------------------------------------
Class A                                                                    7.15%
--------------------------------------------------------------------------------
Class B(1)                                                                 6.86%
--------------------------------------------------------------------------------
Class B                                                                    6.84%
--------------------------------------------------------------------------------
Class C                                                                    6.84%
--------------------------------------------------------------------------------
Class S                                                                    7.87%
--------------------------------------------------------------------------------

Yield is based on the net investment income produced for the 30 days ended March 31, 2003. A high yield could be indicative of high-risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

CUMULATIVE TOTAL RETURN
(at maximum applicable sales charge)(3)(4)
--------------------------------------------------------------------------------
                                  10 YEARS           5 YEARS            1 YEAR
--------------------------------------------------------------------------------
Class A                            33.82%            -23.81%            1.25%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)(5)
--------------------------------------------------------------------------------
                                  10 YEARS           5 YEARS            1 YEAR
--------------------------------------------------------------------------------
  Class A                           3.43%             -4.42%            6.02%
--------------------------------------------------------------------------------
  Class B(1)                        2.66%             -5.09%            5.36%
--------------------------------------------------------------------------------
  Class B                           2.68%             -5.04%            5.33%
--------------------------------------------------------------------------------
  Class C                           2.67%             -5.08%            5.33%
--------------------------------------------------------------------------------
  Class S                           3.66%             -4.14%            6.40%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------------------
                                  10 YEARS           5 YEARS            1 YEAR
--------------------------------------------------------------------------------
  Class A                           2.96%             -5.29%            1.25%
--------------------------------------------------------------------------------
  Class B(1)                        2.66%             -5.33%            0.48%
--------------------------------------------------------------------------------
  Class B                           2.68%             -5.28%            0.46%
--------------------------------------------------------------------------------
  Class C                           2.67%             -5.08%            4.35%
--------------------------------------------------------------------------------
  Class S                           3.66%             -4.14%            6.40%
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

[Photo of Rosalina Feliciano]
    Rosalina Feliciano
    Co-Portfolio Manager

[Photo of Donald DeVeuve]
     Donald DeVeuve
  Co-Portfolio Manager

We spoke with Rosalina Feliciano and Don DeVeuve, co-portfolio managers of State Street Research High Income Fund, about the year ended March 31, 2003, and their outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: Class A shares returned 6.02% [without sales charge] for the 12 months ended March 31, 2003.(2) That was higher than the Lipper High Current Yield Funds Average, which returned 2.71% for the same period.(1) The fund slightly underperformed the CSFB Global High Yield II Index, which returned 7.52%.(1)

Q: AFTER A DISAPPOINTING 2001, HIGH-YIELD BONDS BOUNCED BACK DURING THE 12-MONTH
   REPORTING PERIOD. WHAT FACTORS HELPED HIGH-YIELD BONDS?

A: High-yield bonds had become cheap relative to U.S. Treasury bonds. Many investors believed that they represented a good value, despite their inherently higher risks--especially in light of a modest improvement in corporate business prospects and a reduction in debt on many corporate balance sheets. By October 2002, the spread between the yield offered by Treasuries and the yield on high-yield bonds had expanded to its widest point ever-- more than 10 percentage points.

Q: WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS PEER GROUP?

A: The fund was focused on higher-quality high-yield debt--rated BB and B--which outperformed lower-quality CCC-rated debt during the first half of the period. This lower-quality debt outperformed in the last six months, but not enough to offset the performance margin we established in the first half of the period. Some of the investments that added value during the period include Tom's Foods, CMAC, Rogers Wireless, Appleton Papers and Paxton Communications. Each of these credits generated double-digit returns for the year.

Q: WHAT WERE SOME OF THE FUND'S DISAPPOINTMENTS?

A: During the last half of the year, the fund was underweight in Utilities, wireless and information technology. Our lack of exposure to these sectors held back performance because they rebounded strongly. However, we continue to believe that these industries have uncertain business prospects and remain underweight in our exposure to them.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO'S HOLDINGS DURING THE
   PERIOD?

A: No, we did not make any significant changes during the period. However, as valuations became more compelling, we added to our position in lower-quality B-rated securities. Indications that the economy was stabilizing and default rates were coming down as well as a favorable interest-rate environment, which made it easier for high-yield issuers to refinance their debt, made us more comfortable with a slightly higher exposure to somewhat lower-quality securities.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: Over the past six months, the yield spread between U.S. Treasuries and high-yield securities has narrowed to the point that the asset class is currently priced close to fair value. Defaults have declined from approximately 11% in January of 2002 to less than 7.0% in March of 2003, which has helped stabilize the sector. And cash flowing into the high-yield market has bolstered performance. As economic growth gradually accelerates--which we expect it to do in the months ahead--we expect the yield spread between Treasuries and high yield to continue to narrow. In this environment, we will continue to raise our exposure to lower-quality securities with an eye on risk control. We also plan to reduce the fund's cyclical exposure by reducing holdings in chemicals and forest products. March 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                ASSET ALLOCATION
                (by percentage of net assets)

                "A"                             1%
                "B"                            52%
                "BB"                           35%
                "BBB"                           4%
                "CCC"                           2%
                Cash                            6%


                5 LARGEST INDUSTRY BOND POSITIONS
                (by percentage of net assets)

                SERVICES                     9.9%
                PAPER & PACKAGING            9.2%
                CHEMICALS                    8.1%
                CASINO                       6.3%
                HEALTH CARE                  5.7%

Quality Ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL        MATURITY         VALUE
                                                               AMOUNT           DATE          (NOTE 1)
---------------------------------------------------------------------------------------------------------
BONDS 93.7%
AEROSPACE/DEFENSE 0.5%
Argo-Tech Corp. Sr. Sub. Note, 8.625% .................    $   2,025,000     10/01/2007     $   1,670,625
L-3 Communications Corp. Note, 7.625% .................          200,000      6/15/2012           212,000
                                                                                            -------------
                                                                                                1,882,625
                                                                                            -------------
CABLE 4.3%
CSC Holdings Inc. Sr. Note, 7.625% ....................        1,750,000      4/01/2011         1,754,375
DirecTV Holdings Inc. Note, 8.375%+ ...................        3,425,000      3/15/2013         3,776,062
EchoStar DBS Corp. Sr. Note, 9.375% ...................        1,550,000      2/01/2009         1,650,750
Echostar DBS Corp. Sr. Note, 10.375% ..................          150,000     10/01/2007           165,000
Insight Midwest Co. Note, 9.75%+ ......................        3,500,000     10/01/2009         3,613,750
Mediacom Broadband LLC Sr. Note, 11.00% ...............        4,200,000      7/15/2013         4,693,500
                                                                                            -------------
                                                                                               15,653,437
                                                                                            -------------
CASINO 6.3%
Chumash Casino & Resort Enterprise Inc. Sr. Note, 9.00%+       1,475,000      7/15/2010         1,567,188
Hollywood Casino Shreveport Mortgage Note, 13.00%
  (acquired 5/30/01, cost $309,000)(+)@ ...............        1,240,000      8/01/2006           923,800
Mandalay Resort Group Co. Sr. Sub
  Note Series B, 10.25% ...............................        2,950,000      8/01/2007         3,189,687
MGM Grand Inc. Sr. Sub. Note, 9.75% ...................        3,375,000      6/01/2007         3,712,500
Park Place Entertainment Corp. Note, 7.875% ...........        8,550,000      3/15/2010         8,699,625
Six Flags Inc. Sr. Note, 8.875% .......................          900,000      2/01/2010           830,250
Venetian Casino Resort LLC Note, 11.00% ...............        3,600,000      6/15/2010         3,766,500
                                                                                            -------------
                                                                                               22,689,550
                                                                                            -------------
CHEMICALS 8.1%
Equistar Chemical Co. Note, 10.125% ...................        1,500,000      9/01/2008         1,447,500
FMC Corp. Note, 10.25%+ ...............................        2,625,000     11/01/2009         2,887,500
Huntsman ICI Chemicals LLC Sr. Sub Note, 10.125% ......        1,725,000      7/01/2009         1,634,437
Huntsman International LLC Sr. Note,  9.875% ..........        2,475,000      3/01/2009         2,635,875
ISP Chemco Inc. Sr. Sub. Note, 10.25% .................        4,000,000      7/01/2011         4,310,000
ISP Holdings Inc. Note, 10.625% .......................          850,000     12/15/2009           833,000
Lyondell Chemical Co. Sr. Note Series A, 9.625% .......        1,475,000      5/01/2007         1,475,000
MacDermid Inc. Sr. Sub. Note, 9.125% ..................        3,850,000      7/15/2011         4,235,000
Methanex Corp. Note, 8.75% ............................          875,000      8/15/2012           947,188
Millennium America Inc. Sr. Sub. Note, 9.25% ..........        1,825,000      6/15/2008         1,971,000
Noveon Inc. Sr. Sub. Note, 11.00% .....................        1,150,000      2/28/2011         1,267,875
Resolution Performance Products Co. Note, 13.50% ......        3,525,000     11/15/2010         3,718,875
United Industries Corp. Note, 9.875% ..................        1,550,000      4/01/2009         1,615,875
United Industries Corp. Note, 9.875%+ .................          275,000      4/01/2009           286,687
                                                                                            -------------
                                                                                               29,265,812
                                                                                            -------------
COMPUTER TECHNOLOGY 4.6%
AMI Semiconductor Inc. Sr. Sub Note, 10.75%+ ..........        1,425,000      2/01/2013         1,496,250
Avaya Inc. Sr. Conv. Note, 0.01% ......................          875,000     10/31/2021           393,750
Avaya Inc. Sr. Note, 11.125% ..........................          875,000      4/01/2009           892,500
Flextronics International Ltd. Sr. Note, 9.875% .......        2,650,000      7/01/2010         2,938,187
Iron Mountain Inc. Sr. Sub. Note, 8.625% ..............        3,100,000      4/01/2013         3,348,000
Seagate Technology Inc. Sr. Note, 8.00% ...............        3,550,000      5/15/2009         3,718,625
Unisys Corp. Note, 6.875% .............................        3,600,000      3/15/2010         3,636,000
Xerox Corp. Note, 5.50% ...............................          150,000     11/15/2003           149,250
                                                                                            -------------
                                                                                               16,572,562
                                                                                            -------------
CONSUMER PRODUCTS 4.0%
American Greetings Corp. Sr. Sub. Note, 11.75% ........        1,850,000      7/15/2008         2,099,750
Central Garden & Pet Co. Note, 9.125%+ ................          950,000      2/01/2013           992,750
Levi Strauss & Co. Note, 7.00% ........................        1,850,000     11/01/2006         1,595,625
Remington Arms Co. Note, 10.50%+ ......................          675,000      2/01/2011           722,250
Remington Product Co. Note, 11.00% ....................        2,300,000      5/15/2006         2,254,000
Russell Corp. Note, 9.25% .............................        2,800,000      5/01/2010         3,024,000
Scotts Co. Sr. Sub. Note, 8.625% ......................          210,000      1/15/2009           222,600
Simmons Co. Note, 10.25% ..............................        1,300,000      3/15/2009         1,400,750
William Carter Co. Sr. Sub. Note, 10.875% .............        1,925,000      8/15/2011         2,141,562
                                                                                            -------------
                                                                                               14,453,287
                                                                                            -------------
ENERGY 2.7%
Chesapeake Energy Corp. Sr. Note, 8.125% ..............          300,000      4/01/2011           316,500
Chesapeake Energy Corp. Sr. Note, 9.00% ...............        1,500,000      8/15/2012         1,627,500
Grant Prideco Inc. Note, 9.00%+ .......................          600,000     12/15/2009           640,500
Magnum Hunter Resources Inc. Sr. Note, 9.60% ..........        1,550,000      3/15/2012         1,662,375
National Waterworks Inc. Note, 10.50%+ ................          200,000     12/01/2012           216,000
Newpark Resources Inc. Sr. Sub. Note Series B,
  8.625% ..............................................        1,900,000     12/15/2007         1,881,000
Plains Exploration & Production Co. Sr. Sub. Note, 8.75%         850,000      7/01/2012           884,000
Premco Refining Group Inc. Note, 9.25%+ ...............        1,450,000      2/01/2010         1,544,250
Westport Resources Corp. Note, 8.25% ..................          925,000     11/01/2011           987,438
Westport Resources Corp. Note, 8.25%+ .................          100,000     11/01/2011           107,000
                                                                                            -------------
                                                                                                9,866,563
                                                                                            -------------
FINANCIAL 5.3%
Commercial Mortgage Acceptance Corp.
  1998-C1 Note, 6.23%+ ................................        3,200,000      7/15/2031         2,704,510
Commercial Mortgage Acceptance Corp.
  1998-C2 Note, 5.44%+ ................................        4,050,000      9/15/2030         3,315,435
Ford Motor Credit Co. Global Note, 7.875% .............        1,875,000      6/15/2010         1,792,755
J.P. Morgan Chase & Co., 9.70%+ .......................       11,000,000     11/15/2007        11,412,500
                                                                                            -------------
                                                                                               19,225,200
                                                                                            -------------
FOOD & BEVERAGE 2.9%
Carrols Corp. Note, 9.50% .............................        2,550,000     12/01/2008         2,416,125
Del Monte Foods Co. Sr. Sub. Note, 9.25% ..............        3,500,000      5/15/2011         3,731,875
Dimon Inc. Sr. Note, 9.625% ...........................        1,300,000     10/15/2011         1,423,500
Tom's Foods Inc. Sr. Sec. Note, 10.50% ................        3,300,000     11/01/2004         3,052,500
                                                                                            -------------
                                                                                               10,624,000
                                                                                            -------------
FOREIGN GOVERNMENT 4.0%
Republic of Brazil, 8.00% .............................        2,678,317      4/15/2014         2,129,259
Republic of Bulgaria, 2.19%# ..........................        1,200,000      7/28/2011         1,135,800
Republic of Bulgaria, 8.25%+ ..........................           75,000      1/15/2015            84,375
Republic of Colombia, 10.00% ..........................        3,450,000      1/23/2012         3,544,875
Republic of Panama, 5.00%# ............................        1,107,392      7/17/2014           988,790
Republic of Peru, 5.00% ...............................        2,736,000      3/07/2017         2,325,600
Republic of Philippines, 8.375% .......................        1,800,000      3/12/2009         1,800,000
Republic of Ukraine, 11.00% ...........................        1,698,674      3/15/2007         1,851,555
Russian Federation, 5.00% .............................          925,000      3/31/2030           799,663
                                                                                            -------------
                                                                                               14,659,917
                                                                                            -------------
HEALTH CARE 5.7%
Advanced Medical Optics Inc. Sr. Sub. Note, 9.25% .....          600,000      7/15/2010           624,000
Ameripath Inc. Note, 10.50%+ ..........................          875,000      4/01/2013           901,250
Concentra Operating Corp. Sr. Sub. Note Series B,
  13.00% ..............................................        1,612,000      8/15/2009         1,740,960
Coventry Health Care Inc. Sr. Note, 8.125% ............        1,175,000      2/15/2012         1,254,312
Hanger Orthopedic Group Inc. Note, 11.25% .............          675,000      6/15/2009           715,500
Hanger Orthopedic Group Inc. Sr. Note, 10.375% ........          875,000      2/15/2009           936,250
Kinetic Concepts Inc. Sr. Sub. Note, 9.625% ...........        3,650,000     11/01/2007         3,796,000
Medquest Inc. Note, 11.875%+ ..........................        2,250,000      8/15/2012         2,081,250
PacifiCare Health Systems Inc. Note, 10.75% ...........        1,750,000      6/01/2009         1,898,750
Perkin Elmer Inc. Note, 8.875%+ .......................        2,550,000      1/15/2013         2,664,750
Senior Housing Properties Trust Note, 8.625% ..........        1,825,000      1/15/2012         1,879,750
Tenet Healthcare Corp. Note, 6.375% ...................          900,000     12/01/2011           861,750
Vicar Operating Inc. Sr. Sub. Note, 9.875% ............        1,250,000     12/01/2009         1,368,750
                                                                                            -------------
                                                                                               20,723,272
                                                                                            -------------
HOMEBUILDERS 5.1%
Associated Materials Inc. Note, 9.75% .................          475,000      4/15/2012           508,250
Beazer Homes USA Inc. Sr. Note, 8.375% ................        6,234,000      4/15/2012         6,530,115
Collins & Aikman Floorcovering Corp. Sr. Sub
  Note, 9.75% .........................................        2,725,000      2/15/2010         2,629,625
D.R. Horton Inc. Note, 8.50% ..........................        5,050,000      4/15/2012         5,340,375
Technical Olympic USA Inc. Note, 9.00% ................        1,750,000      7/01/2010         1,732,500
Technical Olympic USA Inc. Note, 10.375% ..............        1,750,000      7/01/2012         1,715,000
                                                                                            -------------
                                                                                               18,455,865
                                                                                            -------------
HOTELS & LODGING 2.0%
Extended Stay America Inc. Sr. Sub. Note, 9.15% .......        2,425,000      3/15/2008         2,370,438
John Q. Hammons Hotels Inc. Note, 8.875% ..............        3,500,000      5/15/2012         3,412,500
Starwood Hotels & Resorts Inc. Note, 8.375%+ ..........        1,525,000      5/01/2012         1,519,281
                                                                                            -------------
                                                                                                7,302,219
                                                                                            -------------
MANUFACTURING 2.2%
AMETEK Inc. Sr. Note, 7.20% ...........................          400,000      7/15/2008           415,622
Hexcel Corp. Note, 9.875%+ ............................        1,750,000     10/01/2008         1,824,375
SPX Corp. Note, 7.50% .................................          575,000      1/01/2013           610,938
Tyco International Group Note, 6.375% .................        4,700,000      2/15/2006         4,582,500
Wolverine Tube Inc. Note, 7.375%+ .....................          600,000      8/01/2008           561,000
                                                                                            -------------
                                                                                                7,994,435
                                                                                            -------------
MEDIA 4.4%
Allbritton Communications Co. Note, 7.75% .............        3,225,000     12/15/2012         3,281,436
Houghton Mifflin Co. Note, 8.25%+ .....................          450,000      2/01/2011           481,500
Houghton Mifflin Co. Note, 9.875%+ ....................          725,000      2/01/2013           783,000
Paxson Communications Corp. Sr. Sub. Note, 12.25% .....        1,425,000      1/15/2009         1,140,000
R.H. Donnelley Finance Corp. Note, 10.875%+ ...........        1,350,000     12/15/2012         1,542,375
Sinclair Broadcast Group Inc. Note, 8.00% .............        2,075,000      3/15/2012         2,142,438
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.75% ....        1,325,000     12/15/2011         1,407,813
Transwestern Publishing Co. LP Sr. Sub. Note, 9.625% ..        3,375,000     11/15/2007         3,522,658
Yell Finance BV Sr. Note, 10.75% ......................        1,335,000      8/01/2011         1,488,525
                                                                                            -------------
                                                                                               15,789,745
                                                                                            -------------
METALS 0.7%
Century Aluminum Co. Note, 11.75% .....................        1,250,000      4/15/2008         1,250,000
Luscar Coal Ltd. Note, 9.75% ..........................        1,150,000     10/15/2011         1,285,125
                                                                                            -------------
                                                                                                2,535,125
                                                                                            -------------
MOBILE COMMUNICATIONS 2.6%
AT&T Wireless Inc. Note, 8.125% .......................        1,900,000      5/01/2012         2,150,439
Nextel Communications Inc. Sr. Note, 9.375% ...........        5,250,000     11/15/2009         5,512,500
Rogers Wireless Inc. Sr. Sec. Note, 9.625% ............        1,750,000      5/01/2011         1,863,750
                                                                                            -------------
                                                                                                9,526,689
                                                                                            -------------
PAPER & PACKAGING 9.2%
Anchor Glass Container Corp. Note, 11.00%+ ............        2,175,000      2/15/2013         2,251,125
Appleton Papers Inc. Sr. Sub. Note, 12.50% ............        3,575,000     12/15/2008         4,030,812
Berry Plastics Corp. Sr. Sub. Note, 10.75% ............          150,000      7/15/2012           158,250
BWAY Corp. Note, 10.00%+ ..............................        2,125,000     10/15/2010         2,231,250
Cascades Inc. Note, 7.25%+ ............................          100,000      2/15/2013           104,000
Crown European Holdings Inc. Note, 10.875%+ ...........        3,500,000      3/01/2013         3,539,375
Georgia Pacific Corp. Note, 7.50% .....................        3,650,000      5/15/2006         3,522,250
Graham Packaging Co. Note, 8.75% ......................          875,000      1/15/2008           846,563
Greif Brothers Corp. Note, 8.875% .....................        1,600,000      8/01/2012         1,668,000
Louisiana Pacific Corp. Sr. Sub. Note, 10.875% ........        2,125,000     11/15/2008         2,337,501
MDP Acquisitions PLC Sr. Note, 9.625%+ ................        1,750,000     10/01/2012         1,844,062
Owens-Brockway Glass Inc. Note, 8.875% ................        2,100,000      2/15/2009         2,168,250
Owens Illinois Inc. Sr. Note, 7.85% ...................        1,150,000      5/15/2004         1,152,875
Plastipak Holdings Inc. Note, 10.75% ..................        1,275,000      9/01/2011         1,319,625
Pliant Corp. Note, 13.00% .............................        1,125,000      6/01/2010         1,023,750
Radnor Holdings Corp. Note, 11.00%+ ...................        1,750,000      3/15/2010         1,697,500
Riverwood International Corp. Sr. Sub. Note, 10.875% ..        3,500,000      4/01/2008         3,622,500
                                                                                            -------------
                                                                                               33,517,688
                                                                                            -------------
RETAIL 3.3%
Dillards Inc. Note, 6.875% ............................        1,850,000      6/01/2005         1,859,250
Hollywood Entertainment Corp. Note, 9.625% ............        1,625,000      3/15/2011         1,694,063
J.C. Penney Co. Note, 8.00% ...........................        1,800,000      3/01/2010         1,863,000
Saks Inc. Note, 8.25% .................................        3,575,000     11/15/2008         3,637,562
United Auto Group Inc. Note, 9.625% ...................        1,425,000      3/15/2012         1,389,375
Williams Scotsman Inc. Note, 9.875% ...................        1,750,000      6/01/2007         1,701,875
                                                                                            -------------
                                                                                               12,145,125
                                                                                            -------------
SERVICES 9.9%
Airgas Inc. Sr. Note, 9.125% ..........................        3,825,000     10/01/2011         4,217,063
Alderwoods Group Inc. Sr. Note, 12.25% ................        5,950,000      1/02/2009         5,384,750
Allied Waste North America Inc. Sr. Sub. Note, 10.00% .        9,625,000      8/01/2009         9,985,937
Casella Waste Systems Inc. Sr. Sub Note, 9.75%+ .......          575,000      2/01/2013           612,375
Coinmach Corp. Sr. Note, 9.00% ........................        3,200,000      2/01/2010         3,380,000
Joy Global Inc. Sr. Sub. Note, 8.75% ..................        3,150,000      3/15/2012         3,307,500
Prime Succession Holdings Inc. Sr. Sub. Note
  (acquired 10/7/98 through 3/15/02, cost
  $1,112,519), 14.25% (+)@[] ..........................          197,097      8/29/2009                20
Service Corp. International Note, 7.20% ...............          195,000      6/01/2006           192,075
Terex Corp. Sr. Sub. Note, 9.25% ......................        3,875,000      7/15/2011         3,836,250
Trimas Corp. Note, 9.875% .............................        3,525,000      6/15/2012         3,560,250
Trimas Corp. Note, 9.875%+ ............................        1,500,000      6/15/2012         1,515,000
                                                                                            -------------
                                                                                               35,991,220
                                                                                            -------------
STEEL 1.1%
Earle M. Jorgensen Co. Sr. Note, 9.75% ................        2,200,000      6/01/2012         2,266,000
United States Steel LLC Sr. Note, 10.75% ..............        1,775,000      8/01/2008         1,730,625
                                                                                            -------------
                                                                                                3,996,625
                                                                                            -------------
SUPERMARKETS/DRUG 1.0%
Stater Brothers Holdings Inc. Sr. Note, 10.75% ........        3,575,000      8/15/2006         3,646,500
                                                                                            -------------
TRANSPORTATION 2.8%
Aran Shipping & Trading SA Note (acquired 8/17/01,
  cost $0), 8.30%*(+)@[] ..............................           65,240      1/31/2004            32,620
Dana Corp. Sr. Note, 9.00% ............................        3,350,000      8/15/2011         3,299,750
Stena AB Note, 9.625% .................................        2,100,000     12/01/2012         2,173,500
TRW Automotive Inc. Note, 9.375%+ .....................        1,975,000      2/15/2013         1,975,000
TRW Automotive Inc. Note, 11.00%+ .....................        2,575,000      2/15/2013         2,568,563
                                                                                            -------------
                                                                                               10,049,433
                                                                                            -------------
U.S. GOVERNMENT 0.5%
U.S. Treasury Bond, 5.25% .............................          450,000     11/15/2028           469,055
U.S. Treasury Bond, 6.25% .............................          775,000      5/15/2030           924,853
U.S. Treasury Bond, 8.875% ............................          225,000      2/15/2019           332,912
U.S. Treasury STRIP, 0.00% ............................          325,000      8/15/2025            98,882
                                                                                            -------------
                                                                                                1,825,702
                                                                                            -------------
UTILITY 0.5%
AES Corp. Note, 9.00% .................................        1,500,000      1/02/2017         1,464,495
Avista Corp. Sr. Note, 9.75% ..........................          375,000      6/01/2008           405,000
                                                                                            -------------
                                                                                                1,869,495
                                                                                            -------------
Total Bonds (Cost $328,153,756) .......................................................       340,262,091
                                                                                            -------------
---------------------------------------------------------------------------------------------------------

                                                                                SHARES
---------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER 0.2%
Aurora Foods Inc. Com.* ................................................            334               127
Central Rents Inc. Com. (acquired 5/26/94, cost $192,570)*(+)@ .........          5,250           115,500
E. Spire Communications Inc. Wts. (acquired 1/5/96, cost $427,500)*(+)@           9,500                95
Freedom Pay Inc. Com. (acquired 3/29/00, cost $50,875)*(+)@ ............      3,145,340            31,454
ICG Holdings Inc. Exch. Pfd. (acquired 4/25/96 through 7/12/00,
  cost $13,119,873)*>(+)@ ..............................................         12,425               124
IKS Corp. Com. (acquired 11/4/99 through 1/20/00, cost $4,339,383)*(+)@          30,218           302,180
Ladish Inc. Com.* ......................................................         50,946           226,710
Micadant PLC Com. (acquired 7/1/01, cost $0)*(+)@ ......................        492,397             7,777
North Atlantic Trading Inc. Wts. (acquired 6/18/97 through 9/11/97,
  cost $198,500)*(+)@ ..................................................            170                 2
Phase Metrics Inc. Cl. A Com. (acquired 1/23/98 through 6/9/98,
  cost $11,424,092)*(+)@ ...............................................        842,908           168,582
Prime Succession Holdings Inc. Com. (acquired 10/7/98 thru 11/20/01,
  cost $1,809,483)*(+)@ ................................................        266,679             2,667
Primus Telecommunications Group Wts. (acquired 7/30/97,
  cost $78,890)*(+)@ ...................................................          7,000               700
Protection One Inc. Wts. (acquired 5/10/95 and 7/10/95,
  cost $36,503)*(+)@ ...................................................         10,400               104
Reunion Industries Inc. Com* ...........................................          8,341             1,668
Sabreliner Corp. Wts. (acquired 2/16/96, cost $8,750)*(+)@ .............          1,750            17,500
Startec Global Communications Corp. Wts. (acquired 5/18/98
  and 6/3/99, cost $113)*(+)@ ..........................................          9,295                93
Town & Country Corp. Cl. A (acquired 6/29/90 through 2/27/97,
  cost $0)*(+)@ ........................................................        195,632             1,956
Waxman Industries Inc. Wts. (acquired 8/12/94, cost $0)*(+)@ ...........        236,000            35,400
                                                                                            -------------
Total Common Stocks & Other (Cost $31,726,454) .........................                          912,639
                                                                                            -------------
SHORT-TERM INVESTMENTS 12.6%
State Street Navigator Securities Lending Prime Portfolio ..............     45,577,123        45,577,123
                                                                                            -------------
Total Short-Term Investments (Cost $45,577,123) ........................                       45,577,123
                                                                                            -------------

---------------------------------------------------------------------------------------------------------
                                       PRINCIPAL     MATURITY
                                         AMOUNT        DATE
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 4.8%
E.I. Du Pont De Nemours & Co., 1.18% ..................    $     689,000      4/02/2003           688,977
General Electric Capital Corp., 1.26% .................          913,000      4/14/2003           912,585
J.P. Morgan Chase & Co., 1.27% ........................          390,000      5/12/2003           389,436
Merrill Lynch & Co., 1.33% ............................       10,556,000      4/01/2003        10,556,000
Pitney Bowes Inc., 1.25% ..............................        4,957,000      4/04/2003         4,956,483
                                                                                            -------------
Total Commercial Paper (Cost $17,503,481) .............................................        17,503,481
                                                                                            -------------
Total Investments (Cost $422,960,814) - 111.3% ........................................       404,255,334
Other Assets, Less Liabilities - (11.3%) ..............................................       (41,019,684)
                                                                                            -------------
Net Assets - 100.0% ...................................................................     $ 363,235,650
                                                                                            =============

Federal Income Tax Information (Note 1):
At March 31, 2003, the net unrealized depreciation of investments based on cost for federal income tax purposes of $423,267,837 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost .......................................................     $  16,011,691
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value ..............................................................       (35,024,194)
                                                                                            -------------
                                                                                           ($  19,012,503)
                                                                                            =============
----------------------------------------------------------------------------------------------------------
  * Nonincome-producing securities.
  > Payments of income may be made in cash or in the form of additional securities.
 [] Security is in default.
  @ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. At March 31, 2003, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 2003, were $33,108,051 and $1,640,564 (0.45% of net assets), respectively.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2003, were $63,601,723 and $66,064,038 (18.19% of net assets), respectively.
  # Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month
    London Interbank Offered Rate (LIBOR) plus 0.8125%.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2003

ASSETS
Investments, at value** (Cost $422,960,814)
  (Note 1) .......................................      $404,255,334
Interest receivable ..............................         8,112,029
Receivable for securities sold ...................         1,718,716
Receivable for fund shares sold ..................         1,656,345
Receivable from Distributor (Note 5) .............             9,648
Other assets .....................................            31,661
                                                        ------------
                                                         415,783,733
LIABILITIES

Payable for securities purchased .................         4,552,895
Dividends payable ................................           891,660
Accrued transfer agent and shareholder services
  (Note 2) .......................................           531,758
Payable for fund shares redeemed .................           218,128
Accrued management fee (Note 2) ..................           180,628
Accrued distribution and service fees (Note 4) ...           105,350
Payable to custodian .............................            72,479
Accrued administration fee (Note 2) ..............            19,406
Accrued trustees' fees (Note 2) ..................            14,800
Other accrued expenses ...........................           383,856
                                                        ------------
                                                          52,548,083
                                                        ------------
                                                        $363,235,650
                                                        ============
Net Assets consist of:
  Undistributed net investment income ............          $199,862
  Unrealized depreciation of investments .........       (18,705,480)
  Accumulated net realized loss ..................      (458,345,723)
  Paid-in capital ................................       840,086,991
                                                        ------------
                                                        $363,235,650
                                                        ============

Net Asset Value and redemption price per share of
  Class A shares ($242,824,473 / 75,140,744
  shares) ........................................             $3.23
                                                               =====
Maximum Offering Price per share of Class A shares
  ($3.23 / 0.955) ................................             $3.38
                                                               =====
Net Asset Value and offering price per share of
  Class B(1) shares ($35,593,486 / 11,139,465
  shares)* .......................................             $3.20
                                                               =====
Net Asset Value and offering price per share of
  Class B shares ($64,181,679 / 20,011,668
  shares)* .......................................             $3.21
                                                               =====
Net Asset Value and offering price per share of
  Class C shares ($12,008,072 / 3,740,457 shares)*             $3.21
                                                               =====
Net Asset Value, offering price and redemption
  price per share of Class S shares ($8,627,940 /
  2,696,912 shares) ..............................             $3.20
                                                               =====
---------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $44,492,006.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 2003

INVESTMENT INCOME
Interest (Note 1) .................................      $28,179,981
Dividends .........................................           33,419
               -                                         -----------
                                                          28,213,400
EXPENSES
Management fee (Note 2) ...........................        1,802,933
Transfer agent and shareholder services (Note 2) ..        1,147,968
Custodian fee .....................................          141,848
Reports to shareholders ...........................           90,245
Administration fee (Note 2) .......................           81,619
Distribution and service fees - Class A (Note 4) ..          613,625
Distribution and service fees - Class B(1) (Note 4)
  .................................................          229,906
Distribution and service fees - Class B (Note 4) ..          600,838
Distribution and service fees - Class C (Note 4) ..           85,764
Audit fee .........................................           47,450
Trustees' fees (Note 2) ...........................           22,482
Miscellaneous  ....................................           75,577
               -                                         -----------
                                                           5,061,734
Fees paid indirectly (Note 2) .....................           (7,839)
               -                                         -----------
                                                           5,053,895
               -                                         -----------
Net investment income .............................       23,159,505
               -                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments ..................      (10,892,198)
Change in unrealized appreciation of investments ..        5,438,809
               -                                         -----------
Net loss on investments ...........................       (5,453,389)
               -                                         -----------
Net increase in net assets resulting from operationsp    $17,706,116
                                                         ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               YEARS ENDED MARCH 31
                                         --------------------------------
                                              2003              2002
-------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .................     $23,159,505       $23,184,955
Net realized loss on investments ......     (10,892,198)     (157,667,708)
Change in unrealized appreciation of
  investments .........................       5,438,809       143,074,657
                                          -------------     -------------
Net increase resulting from operations       17,706,116         8,591,904
                                          -------------     -------------
Dividends from net investment income:
  Class A .............................     (16,818,674)      (18,665,131)
  Class B(1) ..........................      (1,761,228)       (1,876,579)
  Class B .............................      (4,555,287)       (6,717,893)
  Class C .............................        (649,537)         (747,835)
  Class S .............................        (369,268)         (288,185)
                                          -------------     -------------
                                            (24,153,994)      (28,295,623)
                                          -------------     -------------
Net increase (decrease) from fund share
  transactions (Note 6) ...............      42,793,371       (63,605,494)
                                          -------------     -------------
Total increase (decrease) in net assets
  .....................................      36,345,493       (83,309,213)
NET ASSETS
Beginning of year .....................     326,890,157       410,199,370
                                          -------------     -------------
End of year (including undistributed
net investment income of $199,862 and
$762,832, respectively) ...............   $ 363,235,650     $ 326,890,157
                                          =============     =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1

State Street Research High Income Fund is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Asset Allocation Fund.

The investment objective of the fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the fund's investments, however, may be considered predominantly speculative.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At March 31, 2003, the payable to the custodian bank of $72,479 represents the amount due for cash advanced for the settlement of a security purchased.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/ amortized. Certain fixed income and preferred securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares.

D. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2003, the fund has designated $24,153,994 as ordinary income dividends.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds and premium amortization on fixed income securities.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 2003, the fund had a capital loss carryforward of $457,906,388 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,347,001, $50,214,582, $65,333,995, $274,563,922 and $64,446,888 expire on March 31, 2007,
2008, 2009, 2010 and 2011, respectively. A portion of the losses expiring in 2007, 2008, 2009 and 2010, $3,347,001, $5,252,309, $7,214,873 and $927,509,
respectively, were acquired in connection with the merger of the State Street Research Strategic Income Fund. Future utilization of these losses may be limited under current tax laws.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001 through March 31, 2002, the fund incurred net capital losses of $52,618,531 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2003. From November 1, 2002 through March 31, 2003, the fund incurred net capital losses of approximately $101,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/ tax differences primarily relating to premium amortization, foreign currency, litigation settlements and capital loss carryforwards and wash sales acquired from State Street Research Strategic Income Fund. At March 31, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from premium amortization, wash sales, post-October losses, capital loss carryforwards, and wash sales and capital loss carryforwards in relation to the acquisition of State Street Research Strategic Income Fund. At March 31, 2003, the tax basis distributable earnings were: $579,093 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2003, the value of the securities loaned and the value of collateral were $44,492,006 and $45,577,123, respectively. The collateral consists entirely of cash collateral which was invested in State Street Navigator Securities Lending Prime Portfolio. During the year ended March 31, 2003, income from securities lending amounted to $130,439 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2003, the fees pursuant to such agreement amounted to $1,802,933.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2003, the amount of such expenses was $386,294.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2003, the fund's transfer agent fees were reduced by $7,839 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $22,482 during the year ended March 31, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2003, the amount of such expenses was $81,619.

NOTE 3

For the year ended March 31, 2003, purchases and sales of securities, exclusive of short-term investments, aggregated $285,624,915 and $294,992,840, respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2003, fees pursuant to such plans amounted to $613,625, $229,906, $600,838 and $85,764 for Class A, Class B(1),
Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2003, there were $3,222,489, $533,399, and $2,360,224 for Class A, Class B and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $35,958 and $184,905, respectively, on sales of Class A shares of the fund during the year ended March 31, 2003, and that MetLife Securities, Inc. earned commissions aggregating $112,415 and $11,312 on sales of Class B(1) and Class C shares, respectively, and that the distributor collected contingent deferred sales charges aggregating $40,394, $9,557 and $88 on redemptions of Class B
(1), Class B and Class C shares, respectively, during the same year.

NOTE 5

At a Joint Special Meeting of Shareholders on March 7, 2003, shareholders of State Street Research High Income Fund and State Street Research Strategic Income Fund ("Strategic Income Fund") approved an Agreement and Plan of Reorganization providing for the acquisition of all assets and liabilities of Strategic Income Fund by the fund.

On March 7, 2003, the Fund acquired the assets and liabilities of Strategic Income Fund in exchange for shares of each class of the fund. The acquisition was accounted for as a tax-free exchange of 5,706,743 Class A shares, 3,380,392 Class B(1) shares, 4,551,737 Class B shares, 680,946 Class C shares and 973,303 Class S shares of the fund for the net assets of Strategic Income Fund which amounted to $18,204,510, $10,682,038, $14,429,006, $2,158,600 and
$3,075,636 for Class A, Class B(1), Class B, Class C and Class S shares, respectively. The net assets of Strategic Income Fund included $491,286 of unrealized appreciation at the close of business on March 7, 2003. The net assets of the Fund immediately after the acquisition were $355,291,009.

In conjunction with the acquisition of assets and liabilities of the Strategic Income Fund, the fund is due $9,648 resulting from a voluntary expense limitation agreement between Strategic Income Fund and the Distributor. The fund presently has an expense limitation agreement in place such that expenses will not exceed 1.20% plus 12b-1 fees. This agreement will expire effective March 7, 2004.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                            YEARS ENDED MARCH 31
                                                                          ---------------------------------------------------------
                                                                                      2003                         2002
                                                                          ----------------------------  ---------------------------
CLASS A                                                                      SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................   52,284,767   $ 165,355,126    15,188,869    $50,663,111
Issued in connection with acquisition of Strategic Income Fund .........    5,706,743      18,204,510        --            --
Issued upon reinvestment of dividends from net investment income .......    3,516,042      11,158,479     3,686,026     12,228,627
Shares redeemed ........................................................  (51,768,395)   (164,212,893)  (27,451,397)   (91,697,740)
                                                                          -----------   -------------   -----------   ------------
Net increase (decrease) ................................................    9,739,157   $  30,505,222    (8,576,502)  $(28,806,002)
                                                                          ===========   =============   ===========   ============

CLASS B(1)                                                                   SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................    2,602,510   $   8,180,420     1,140,970   $  3,747,875
Issued in connection with acquisition of Strategic Income Fund .........    3,380,392      10,682,038        --            --
Issued upon reinvestment of dividends from net investment income .......      331,552       1,042,352       311,866      1,025,066
Shares redeemed ........................................................   (2,411,666)     (8,501,187)   (2,171,407)    (7,162,512)
                                                                          -----------   -------------   -----------   ------------
Net increase (decrease).................................................    3,902,788   $  11,403,623      (718,571)  $ (2,389,571)
                                                                          ===========   =============   ===========   ============

CLASS B                                                                      SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................      771,634      $2,454,011       380,495     $1,259,965
Issued in connection with acquisition of Strategic Income Fund .........    4,551,737      14,429,006        --            --
Issued upon reinvestment of dividends from net investment income .......      782,596       2,467,980     1,126,399      3,713,240
Shares redeemed ........................................................   (8,603,561)    (26,369,187)  (10,699,632)   (35,379,959)
                                                                          -----------   -------------   -----------   ------------
Net decrease ...........................................................   (2,497,594)    $(7,018,190)   (9,192,738)  $(30,406,754)
                                                                          ===========   =============   ===========   ============

CLASS C                                                                      SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................    1,468,188   $   4,616,179       295,815   $    977,645
Issued in connection with acquisition of Strategic Income Fund .........      680,946       2,158,600        --            --
Issued upon reinvestment of dividends from net investment income .......       89,096         280,839        81,643        269,349
Shares redeemed ........................................................   (1,115,064)     (3,372,980)   (1,196,064)    (3,954,613)
                                                                          -----------   -------------   -----------   ------------
Net increase (decrease) ................................................     1,123,166  $   3,682,638      (818,606)  $ (2,707,619)
                                                                          ===========   =============   ===========   ============

CLASS S                                                                      SHARES         AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................    4,318,082   $  13,579,470     3,136,649   $ 10,339,810
Issued in connection with acquisition of Strategic Income Fund .........      973,303       3,075,636        --            --
Issued upon reinvestment of dividends from net investment income .......      102,798         323,540        84,529        278,700
Shares redeemed ........................................................   (3,894,087)    (12,758,568)   (3,017,442)    (9,914,058)
                                                                          -----------   -------------   -----------   ------------
Net increase ...........................................................    1,500,096   $   4,220,078       203,736   $    704,452
                                                                          ===========   =============   ===========   ============

STATE STREET RESEARCH HIGH INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                                   CLASS A
                                                                            ------------------------------------------------------
                                                                                            YEARS ENDED MARCH 31
                                                                            ------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a)    1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                         3.31         3.48        5.05       5.65       6.62
                                                                               ----         ----        ----       ----       ----
  Net investment income ($)                                                    0.25         0.23        0.43       0.52       0.58
  Net realized and unrealized loss on investments ($)                         (0.07)       (0.12)      (1.57)     (0.60)     (0.80)
                                                                               ----         ----        ----       ----       ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                           0.18         0.11       (1.14)     (0.08)     (0.22)
                                                                               ----         ----        ----       ----       ----
  Dividends from net investment income ($)                                    (0.26)       (0.28)      (0.43)     (0.52)     (0.58)
  Distribution from capital gains ($)                                           --           --          --         --       (0.17)
                                                                               ----         ----        ----       ----       ----
TOTAL DISTRIBUTIONS ($)                                                       (0.26)       (0.28)      (0.43)     (0.52)     (0.75)
                                                                               ----         ----        ----       ----       ----
NET ASSET VALUE, END OF YEAR ($)                                               3.23         3.31        3.48       5.05       5.65
                                                                               ====         ====        ====       ====       ====
Total return(b) (%)                                                            6.02         3.33      (23.51)     (1.65)     (3.19)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)                                     242,824      216,612     257,702    501,042    648,217
Expense ratio (%)                                                              1.48         1.48        1.30       1.12       1.06
Expense ratio after expense reductions (%)                                     1.47         1.47        1.29       1.11       1.05
Ratio of net investment income to average net assets (%)                       7.92         6.83       10.15       9.50       9.63
Portfolio turnover rate (%)                                                   98.71        80.07       52.96      50.49      53.46

                                                                                                CLASS B(1)
                                                                            ------------------------------------------------------
                                                                                            YEARS ENDED MARCH 31
                                                                            ------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a)    1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                         3.28        3.45       5.01       5.62       5.62
                                                                               ----        ----       ----       ----       ----
  Net investment income ($)                                                    0.22        0.20       0.40       0.47       0.12
  Net realized and unrealized gain (loss) on investments ($)                  (0.06)      (0.12)     (1.55)     (0.60)      0.01
                                                                               ----        ----       ----       ----       ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                           0.16        0.08      (1.15)     (0.13)      0.13
                                                                               ----        ----       ----       ----       ----
  Dividends from net investment income ($)                                    (0.24)      (0.25)     (0.41)     (0.48)     (0.13)
                                                                               ----        ----       ----       ----       ----
TOTAL DISTRIBUTIONS ($)                                                       (0.24)      (0.25)     (0.41)     (0.48)     (0.13)
                                                                               ----        ----       ----       ----       ----
NET ASSET VALUE, END OF YEAR ($)                                               3.20        3.28       3.45       5.01       5.62
                                                                               ====        ====       ====       ====       ====
Total return(b) (%)                                                            5.36        2.65     (24.03)     (2.57)      2.25(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      35,593      23,728     24,472     36,038     12,732
Expense ratio (%)                                                              2.18        2.18       2.00       1.87       1.74(d)
Expense ratio after expense reductions (%)                                     2.17        2.17       1.99       1.86       1.73(d)
Ratio of net investment income to average net assets (%)                       7.21        6.13       9.62       8.76       8.81(d)
Portfolio turnover rate (%)                                                   98.71       80.07      52.96      50.49      53.46
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%. The financial highlights for periods prior to
    April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH HIGH INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B
                                                                            ------------------------------------------------------
                                                                                            YEARS ENDED MARCH 31
                                                                            ------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a)    1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                         3.29         3.46        5.02       5.62       6.58
                                                                               ----         ----        ----       ----       ----
  Net investment income ($)                                                    0.23         0.20        0.40       0.47       0.53
  Net realized and unrealized loss on investments ($)                         (0.07)       (0.12)      (1.55)     (0.59)     (0.79)
                                                                               ----         ----        ----       ----       ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                           0.16         0.08       (1.15)     (0.12)     (0.26)
                                                                               ----         ----        ----       ----       ----
  Dividends from net investment income ($)                                    (0.24)       (0.25)      (0.41)     (0.48)     (0.53)
  Distribution from capital gains ($)                                           --           --          --         --       (0.17)
                                                                               ----         ----        ----       ----       ----
TOTAL DISTRIBUTIONS ($)                                                       (0.24)       (0.25)      (0.41)     (0.48)     (0.70)
                                                                               ----         ----        ----       ----       ----
NET ASSET VALUE, END OF YEAR ($)                                               3.21         3.29        3.46       5.02       5.62
                                                                               ====         ====        ====       ====       ====
Total return(b) (%)                                                            5.33         2.64      (23.98)     (2.38)     (3.77)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      64,182       74,004     109,691    230,786    336,420
Expense ratio (%)                                                              2.18         2.18        2.00       1.87       1.81
Expense ratio after expense reductions (%)                                     2.17         2.17        1.99       1.86       1.80
Ratio of net investment income to average net assets (%)                       7.23         6.14        9.41       8.76       8.90
Portfolio turnover rate (%)                                                   98.71        80.07       52.96      50.49      53.46

                                                                                                   CLASS C
                                                                            ------------------------------------------------------
                                                                                            YEARS ENDED MARCH 31
                                                                            ------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a)    1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                         3.29         3.46        5.02       5.63       6.59
                                                                               ----         ----        ----       ----       ----
  Net investment income ($)                                                    0.23         0.20        0.40       0.48       0.53
  Net realized and unrealized loss on investments ($)                         (0.07)       (0.12)      (1.55)     (0.61)     (0.79)
                                                                               ----         ----        ----       ----       ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                           0.16         0.08       (1.15)     (0.13)     (0.26)
                                                                               ----         ----        ----       ----       ----
  Dividends from net investment income ($)                                    (0.24)       (0.25)      (0.41)     (0.48)     (0.53)
  Distribution from capital gains ($)                                           --           --          --         --       (0.17)
                                                                               ----         ----        ----       ----       ----
TOTAL DISTRIBUTIONS ($)                                                       (0.24)       (0.25)      (0.41)     (0.48)     (0.70)
                                                                               ----         ----        ----       ----       ----
NET ASSET VALUE, END OF YEAR ($)                                               3.21         3.29        3.46       5.02       5.63
                                                                               ====         ====        ====       ====       ====
Total return(b) (%)                                                            5.33         2.63      (23.98)     (2.57)     (3.76)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      12,008        8,616      11,896     26,154     40,342
Expense ratio (%)                                                              2.18         2.18        2.00       1.87       1.81
Expense ratio after expense reductions (%)                                     2.17         2.17        1.99       1.86       1.80
Ratio of net investment income to average net assets (%)                       7.21         6.16        9.40       8.77       8.91
Portfolio turnover rate (%)                                                   98.71        80.07       52.96      50.49      53.46
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%. The financial highlights for periods prior to
    April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH HIGH INCOME FUND

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS S
                                                                            ------------------------------------------------------
                                                                                            YEARS ENDED MARCH 31
                                                                            ------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a)    1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                         3.28         3.46        5.01       5.61       6.58
                                                                               ----         ----        ----       ----       ----
  Net investment income ($)                                                    0.25         0.24        0.41       0.53       0.58
  Net realized and unrealized loss on investments ($)                         (0.06)       (0.13)      (1.51)     (0.60)     (0.79)
                                                                               ----         ----        ----       ----       ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                           0.19         0.11       (1.10)     (0.07)     (0.21)
                                                                               ----         ----        ----       ----       ----
  Dividends from net investment income ($)                                    (0.27)       (0.29)      (0.45)     (0.53)     (0.59)
  Distribution from capital gains ($)                                           --           --          --         --       (0.17)
                                                                               ----         ----        ----       ----       ----
TOTAL DISTRIBUTIONS ($)                                                       (0.27)       (0.29)      (0.45)     (0.53)     (0.76)
                                                                               ----         ----        ----       ----       ----
NET ASSET VALUE, END OF YEAR ($)                                               3.20         3.28        3.46       5.01       5.61
                                                                               ====         ====        ====       ====       ====
Total return(b) (%)                                                            6.40         3.36      (23.06)     (1.41)     (2.97)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                       8,628        3,930       3,438     45,737     48,384
Expense ratio (%)                                                              1.18         1.18        1.00       0.87       0.81
Expense ratio after expense reductions (%)                                     1.17         1.17        0.99       0.86       0.80
Ratio of net investment income to average net assets (%)                       7.92         7.20       10.40       9.81      10.00
Portfolio turnover rate (%)                                                   98.71        80.07       52.96      50.49      53.46
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%. The financial highlights for periods prior to
    April 1, 2001, have not been restated for this change in policy.

REPORT OF INDEPENDENT ACCOUNTS

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2003

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A shares of State Street Research High Income Fund returned 6.02% [without sales charge] for the 12 months ended March 31, 2003. That was higher than the Lipper High Current Yield Funds Average, which returned 2.71% for the same period. The fund slightly underperformed the CSFB Global High Yield II Index, which returned 7.52%.

The fund's strong performance relative to its peer group was the result of its emphasis on higher-quality high-yield debt--rated BB and B--which outperformed lower-quality CCC-rated debt during the first half of the period. This lower-quality debt outperformed in the last six months, but not enough to offset the performance margin we established in the first half of the period. Some of the investments that added value during the period include Tom's Foods, CMAC, Rogers Wireless, Appleton Papers and Paxton Communications. Each of these credits generated double-digit returns for the year.

The fund slightly underperformed its benchmark because it was underweight in Utilities, wireless and information technology, which were strong performers in the second half of the year. However, we continue to believe that these industries have uncertain business prospects and remain underweight in our exposure to them.

Although we did not make any significant changes to the portfolio during the period, we added to our position in lower-quality B-rated securities as valuations became more compelling, the economy gave signs of stabilizing, default rates came down and a favorable interest-rate environment made it easier for high-yield issuers to refinance their debt. These factors made us more comfortable with a slightly higher exposure to somewhat lower-quality securities.

March 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. High-yield, high-risk debt securities reflect a greater possibility that adverse changes in an issuer's business or financial conditions may impair the issuer's ability to pay principal and interest on the security. The CSFB Global High Yield Index II mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares. The fund's performance is not necessarily an indication of how the fund will perform in the future.

                                                                       1 YEAR         5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A
Cumulative Total Return
 (does not reflect sales charge)                                       6.02%          -20.22%         40.13%
Cumulative Total Return
 (at maximum applicable sales charge)                                  1.25%          -23.81%         33.82%
Average Annual Total Return
 (at maximum applicable sales charge)                                  1.25%           -5.29%          2.96%
--------------------------------------------------------------------------------------------------------------
Class B(1)
Cumulative Total Return
 (does not reflect sales charge)                                       5.36%          -22.97%         29.99%
Cumulative Total Return
 (at maximum applicable sales charge)                                  0.48%          -23.94%         29.99%
Average Annual Total Return
 (at maximum applicable sales charge)                                  0.48%           -5.33%          2.66%
--------------------------------------------------------------------------------------------------------------
Class B
Cumulative Total Return
 (does not reflect sales charge)                                       5.33%          -22.79%         30.29%
Cumulative Total Return
 (at maximum applicable sales charge)                                  0.46%          -23.77%         30.29%
Average Annual Total Return
 (at maximum applicable sales charge)                                  0.46%           -5.28%          2.68%
--------------------------------------------------------------------------------------------------------------
Class C
Cumulative Total Return
 (does not reflect sales charge)                                       5.33%          -22.95%         30.13%
Cumulative Total Return
 (at maximum applicable sales charge)                                  4.35%          -22.95%         30.13%
Average Annual Total Return
 (at maximum applicable sales charge)                                  4.35%           -5.08%          2.67%
--------------------------------------------------------------------------------------------------------------
Class S
Cumulative Total Return
 (does not reflect sales charge)                                       6.40%          -19.06%         43.31%
Cumulative Total Return
 (at maximum applicable sales charge)                                  6.40%          -19.06%         43.31%
Average Annual Total Return
 (at maximum applicable sales charge)                                  6.40%           -4.14%          3.66%
--------------------------------------------------------------------------------------------------------------

                          CHANGE IN VALUE OF $10,000
                 BASED ON THE CSFB GLOBAL HIGH YIELD INDEX II
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND

          Class A
                                               CSFB Global High
                         High Income Fund       Yield Index II
          ------------------------------------------------------
           3/93              $ 9,550              $10,000
           3/94               10,942               10,935
           3/95               11,139               11,549
           3/96               12,569               13,336
           3/97               13,864               14,882
           3/98               16,773               17,137
           3/99               16,238               17,012
           3/00               15,970               16,995
           3/01               12,215               17,123
           3/02               12,622               17,707
           3/03               13,382               19,038
          Class B(1)
                                               CSFB Global High
                         High Income Fund       Yield Index II
          ------------------------------------------------------
           3/93              $10,000              $10,000
           3/94               11,372               10,935
           3/95               11,474               11,549
           3/96               12,858               13,336
           3/97               14,060               14,882
           3/98               16,874               17,137
           3/99               16,238               17,012
           3/00               15,821               16,995
           3/01               12,020               17,123
           3/02               12,338               17,707
           3/03               12,999               19,038

          Class B
                                               CSFB Global High
                         High Income Fund       Yield Index II
          ------------------------------------------------------
           3/93              $10,000              $10,000
           3/94               11,372               10,935
           3/95               11,474               11,549
           3/96               12,858               13,336
           3/97               14,060               14,882
           3/98               16,874               17,137
           3/99               16,238               17,012
           3/00               15,851               16,995
           3/01               12,050               17,123
           3/02               12,369               17,707
           3/03               13,029               19,038

          Class C
                                               CSFB Global High
                         High Income Fund       Yield Index II
          ------------------------------------------------------
           3/93              $10,000              $10,000
           3/94               11,370               10,935
           3/95               11,470               11,549
           3/96               12,852               13,336
           3/97               14,075               14,882
           3/98               16,888               17,137
           3/99               16,253               17,012
           3/00               15,835               16,995
           3/01               12,037               17,123
           3/02               12,354               17,707
           3/03               13,013               19,038

          Class S
                                               CSFB Global High
                         High Income Fund       Yield Index II
          ------------------------------------------------------
           3/93              $10,000              $10,000
           3/94               11,465               10,935
           3/95               11,663               11,549
           3/96               13,202               13,336
           3/97               14,605               14,882
           3/98               17,704               17,137
           3/99               17,178               17,012
           3/00               16,935               16,995
           3/01               13,030               17,123
           3/02               13,469               17,707
           3/03               14,331               19,038

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the State Street Research High Income Fund ("High Income Fund"), a series of State Street Research Income Trust, and the State Street Research Strategic Income Fund ("Strategic Income Fund"), a series of State Street Research Securities Trust, was convened on March 7, 2003 ("Meeting"). The results of the Meeting for the High Income Fund are set forth below.

                                                                                                     VOTES (MILLIONS OF SHARES)

ACTION ON PROPOSAL                                                                            FOR       AGAINST    ABSTAIN
---------------------------------------------------------------------------------------------------------------------------------
For All Classes of High Income Fund
To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of the State Street Research Strategic
Income Fund by the State Street Research High Income Fund ................................    41.8        1.5        3.1

STATE STREET RESEARCH INCOME TRUST

                                                                                              NUMBER OF
                                   TERM OF                                                       FUNDS
                                   OFFICE                                                       IN FUND
                                     AND                                                        COMPLEX            OTHER
                      POSITION(s)  LENGTH OF                                                  OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS            HELD        TIME                                                      TRUSTEE/            HELD BY
AND AGE(a)             WITH FUND   SERVED(b)     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         19    Ceridian Corporation
(57)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly Senior Vice President for Finance    55    Metropolitan Series Fund,
(65)                                 1997     and Operations and Treasurer, The Pennsylvania               Inc.(d)
                                              State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      55    The Clorox Company; KLA-
(71)                                 1994     Operating Officer and Director, Hewlett-Packard              Tencor Corporation; BEA
                                              Company (computer manufacturer)                              Systems, Inc.; Cepheid;
                                                                                                           Pharsight Corporation;
                                                                                                           and Metropolitan Series
                                                                                                           Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        19    None
(58)                                 1999     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    55    AP Pharmacia, Inc.; and
(64)                                 1994     formerly President, The Glen Ellen Company (private          Metropolitan Series Fund,
                                              investment firm)                                             Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        55    Metropolitan Series Fund,
MORTON                               1994     School of Management, Massachusetts Institute of             Inc.(d)
(65)                                          Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly Partner, Dechert (law firm)         19    SEI Investments Funds
(72)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); and The
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                           Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
RICHARD S. DAVIS((+))   Trustee      Since    Chairman of the Board, President and Chief             19    None
(57)                                 2000     Executive Officer of State Street Research &
                                              Management Company; formerly Senior Vice President,
                                              Fixed Income Investments, Metropolitan Life
                                              Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
DONALD G. DEVEUVE        Vice        Since    Senior Vice President of State Street Research &       8     None
(46)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO       Vice        Since    Senior Vice President of State Street Research &       8     None
(39)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
C. KIM GOODWIN           Vice        Since    Managing Director and Chief Investment Officer-        18    None
(44)                   President     2002     Equities of State Street Research & Management
                                              Company; formerly Chief Investment Officer-U.S.
                                              Growth Equities, American Century; and Senior Vice
                                              President and portfolio manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
EVAN GRACE               Vice        Since    Vice President, State Street Research & Management     6     None
(34)                   President     2003     Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         19    None
(48)                   President     2001     Director of State Street Research & Management
                                              Company; formerly Executive Vice President, State
                                              Street Research & Management Company; and Senior
                                              Vice President, Product and Financial Management,
                                              MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
DAN R. STRELOW           Vice        Since    Managing Director, State Street Research &             12          None
(44)                   President     2002     Management Company; formerly Executive Vice
                                              President and Senior Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    19          None
(46)                                 2001     Research & Management Company; formerly Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Managing Director, General Counsel and Secretary of    19          None
III                                  1995     State Street Research & Management Company;
(47)                                          formerly Executive Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the
    Trust's Investment Manager, State Street Research & Management Company as noted.

STATE STREET RESEARCH HIGH INCOME FUND                         ---------------
One Financial Center                                              PRSRT STD
Boston, MA 02111-2690                                            U.S. POSTAGE
                                                                    PAID
                                                                  PERMIT #6
                                                                  HUDSON, MA
                                                               ---------------
QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
VISIT us on the Internet at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
        Hearing-impaired: 1-800-676-7876
        Chinese- and Spanish-speaking: 1-888-638-3193
WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2003 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research High Income Fund prospectus.

When used as sales material after June 30, 2003, this report must be accompanied by the most recent Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER:(exp0504)SSR-LD                                     HI-1758-0503

                           -------------------------
                             STATE STREET RESEARCH
                           -------------------------
                              ASSET ALLOCATION FUND
                           -------------------------

                           ANNUAL REPORT
                           March 31, 2003

                           ------------------
                             WHAT'S INSIDE
                           ------------------

                           FROM THE CHAIRMAN
                           The Economy and Markets --
                           A Year in Review

                           PORTFOLIO REVIEW
                           High-Quality Bonds Contribute to
                           Fund Performance

                           FUND INFORMATION
                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                         -------------------               -------------------
                             [Dalbar logo]                    [Dalbar logo]
                                DALBAR                           DALBAR
                              RATED FOR                        MUTUAL FUND
                            COMMUNICATION                     SERVICE AWARD
                                2003                              2001
                         -------------------               -------------------
                           For Excellence                    For Excellence
                           in Shareholder                     in Shareholder
                           Communication                         Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. Davis]

DEAR SHAREHOLDER:
Optimism about the U.S. economy and the stock market, which surfaced early in 2002, was replaced by uncertainty as accounting scandals and reports of corporate mismanagement began to undermine investor confidence. Then, as the economy stalled and the threat of war in Iraq hovered over the markets, investors sought safety in high-quality bonds and hard assets, such as gold.

Despite continued action on the part of the Federal Reserve Board to stimulate a meaningful recovery through lower short-term interest rates--the lowest, in fact, in 41 years--the U.S. economy failed to gather much steam during the 12-month period ended March 31, 2003. Consumers accounted for most of the economy's single-digit growth as they continued to spend on retail goods, housing and automobiles. However, businesses kept a tight fist on spending. Job layoffs continued and the jobless rate moved to an 8-year high of 5.8% late in the year. Yet, the period ended with some good news: In March, the Federal Reserve Board reported pockets of improvement in manufacturing activity in key regions of the country.

STOCK MARKETS DISAPPOINT AROUND THE WORLD
The S&P 500 Index returned -24.75% for the 12-month period, as the stock market reported its worst three-year period since the late 1930s.(1) However, most of the negative returns were accumulated in the first half of the year. A rally in the fourth quarter and a rebound in the week leading up to a declaration of war with Iraq helped offset some of the markets' earlier losses. Technology and telecommunications shares, which have been the hardest hit in this bear market, got a big lift in the last half of the year, as investors saw opportunity in the beaten-down sectors. Financial stocks were among the market's biggest gainers in the last quarter of the year, according to Standard & Poor's.

Foreign stock markets followed the U.S., as the MSCI EAFE Index, a common measure of stock market performance in major industrialized countries, returned -23.59% for the 12-month period.(1) Returns from foreign markets to U.S. investors were helped somewhat by a weak dollar which translated into higher returns when converted from stronger foreign currencies.

HIGH-QUALITY BONDS LED THE CHARTS
As investors sought a safe haven from risk and uncertainty, the highest-quality segments of the U.S. bond market were the year's top performers. The Lehman Brothers Government/Credit Index gained 13.40% for the year ended March 31, 2003.(1) Municipal and mortgage bonds also did well, although both sectors were buffeted by specific factors at different points during the year. Mortgage bonds trailed the best performers as refinancing activity heated up during mid and late 2002. Municipal bonds faced concerns about budget deficits and revenue short-falls for states and municipalities, which began to mount in 2002.

Corporate and high-yield bonds lagged other segments of the bond market in the first half of the period, but they rebounded along with the stock market in the second half. In the first quarter of 2003, high-yield bonds were the strongest performing sector. Money market yields reached an all-time low as the Federal Reserve Board lowered a key short-term interest rate to 1.25% late in 2002.

LOOKING AHEAD
As investors, you may be asking where the opportunities are in a stock market that has suffered three straight years of decline and a bond market marked by interest rates that are at or near historical lows. My reply: In diversification -- and in markets that have been beaten down, such as growth stocks, small-cap stocks and sectors such as Health Care. But every investor is different. Now is a good time to talk to your investment professional about opportunities that make sense for your personal portfolio and risk tolerance. As always, thank you for choosing State Street Research Funds.

    Sincerely,

/s/ Richard S. Davis

    Richard S. Davis
    Chairman
    March 31, 2003

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment-grade or higher. The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indexes. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi- federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The MSCI EAFE Index is comprised of stocks from Europe, Australasia, and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(2) -17.91% for Class B(1) shares; -17.15% for Class B shares; -17.96% for Class C shares; -17.12% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Investments in foreign-derivative securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions, and accounting standards.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2003)
--------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1993
(Class A shares, at maximum applicable sales charge)(3)(4)(5)

                3/93                   $ 9,425
                3/94                    10,458
                3/95                    10,617
                3/96                    13,010
                3/97                    14,635
                3/98                    18,970
                3/99                    18,846
                3/00                    22,026
                3/01                    22,090
                3/02                    23,890
                3/03                    19,740

CUMULATIVE TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------------------
                                        10 YEARS        5 YEARS       1 YEAR
--------------------------------------------------------------------------------
Class A                                  97.40%          -1.93%       -22.12%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)(5)
--------------------------------------------------------------------------------
                                        10 YEARS        5 YEARS       1 YEAR
--------------------------------------------------------------------------------
Class A                                   7.67%           0.80%       -17.37%
--------------------------------------------------------------------------------
Class B(1)                                6.90%           0.10%       -17.91%
--------------------------------------------------------------------------------
Class B                                   7.02%           0.31%       -17.15%
--------------------------------------------------------------------------------
Class C                                   6.89%           0.07%       -17.96%
--------------------------------------------------------------------------------
Class S                                   7.95%           1.07%       -17.12%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------------------
                                         10 YEARS        5 YEARS      1 YEAR
--------------------------------------------------------------------------------
Class A                                   7.04%          -0.39%       -22.12%
--------------------------------------------------------------------------------
Class B(1)                                6.90%          -0.18%       -21.92%
--------------------------------------------------------------------------------
Class B                                   7.02%           0.03%       -21.17%
--------------------------------------------------------------------------------
Class C                                   6.89%           0.07%       -18.76%
--------------------------------------------------------------------------------
Class S                                   7.95%           1.07%       -17.12%
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

High-Quality Bonds Contribute to Fund Performance

[Photo of Evan Grace]

     Evan Grace
     Team Leader
 SSR Asset Allocation
        Team

Q:  HOW DID THE FUND PERFORM LAST YEAR?
A. Class A shares returned -17.37% [without sales charge] for the 12 months ended March 31, 2003.(2) That was significantly less than the Lipper Flexible Portfolio Funds Average, which returned -13.67% for the same period.(1)

Q: WHY DID THE FUND UNDERPERFORM ITS PEER GROUP?
A: Our decision to maintain our normal 60% weighting in equities was costly during a year in which bonds significantly outperformed stocks. The Lehman Brothers Aggregate Bond Index returned 11.69% while the S&P 500 Index, a common measure of stock market performance, returned -24.75% for the same period.(1)

Q: WHY WERE THE FIXED INCOME MARKETS SO STRONG DURING THE YEAR?
A: Interest rates came down, which boosted bond prices, and even with a modest improvement in the U.S. economy, credit markets recovered. The fund's fixed income exposure consisted of Investment-Grade, High-Yield and Emerging Market Debt. These sectors posted strong gains late in the year, when investors were willing to take on additional risk. However, our position in fixed income trailed the index.

Q: HOW DID THE FUND'S EQUITY INVESTMENTS DO?
A: The fund's emphasis on growth stocks detracted from returns. In general, value stocks outperformed growth stocks, a reflection of investor concerns about risk.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We continue to believe that any disruptions to the economy from the war in Iraq will be short-lived. We expect a moderate recovery in the U.S. economy in the year ahead. In this environment, we believe that investors are likely to refocus on the business prospects of U.S. companies and real economic data to guide their investment decisions. If our view is correct, we believe that large-cap stocks could be the initial beneficiaries of an improvement in investor sentiment. However, we expect to see small-cap stocks reassert themselves over the longer term.

In the fixed income markets, we believe that High- Yield and Investment-Grade Credit will continue to benefit from the balance sheet improvements that many companies have accomplished over the last three difficult years. However, we believe that Emerging Market Debt has become richly priced, especially in the face of a falling U.S. dollar and lower commodity prices. As a result, we have reduced the Emerging Market exposure in the fund.

Q: HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS OUTLOOK?
A: We are currently at our neutral 60% equity/40% bond allocation because we believe that a balanced, diversified posture is still prudent in the current environment. Once there is a clearer resolution to the events in Iraq, we would be willing to take a more active posture toward asset allocation.


March 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          ASSET ALLOCATION
          (by percentage of net assets)

          Equities                               51%
          Bonds                                  43%
          Net Cash                                6%



          TOP 5 EQUITY INDUSTRIES
          (by percentage of net assets)

          DRUGS & BIOTECHNOLOGY               5.1%
          MISCELLANEOUS FINANCIAL             3.2%
          BANKS & SAVINGS & LOAN              2.9%
          COMPUTER SOFTWARE                   2.6%
          RETAIL                              2.2%

STATE STREET RESEARCH ASSET ALLOCATION FUND

-------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------
MARCH 31, 2003
-------------------------------------------------------------------------
                                                                   VALUE
                                                      SHARES     (NOTE 1)
-------------------------------------------------------------------------
EQUITY SECURITIES 50.8%
AUTOMOBILES & TRANSPORTATION 1.3%
AIR TRANSPORT 0.1%
Expeditors International Washington Inc. .......       15,300  $   550,035
                                                               -----------
AUTOMOTIVE PARTS 0.8%
Delphi Automotive Systems Corp. ................      224,700    1,534,701
Magna International Inc. Cl. A .................       25,800    1,348,824
Navistar International Corp.* ..................       49,000    1,205,890
                                                               -----------
                                                                 4,089,415
                                                               -----------
TRUCKERS 0.4%
CNF Transportation Inc. ........................       57,100    1,738,695
                                                               -----------
Total Automobiles & Transportation ..........................    6,378,145
                                                               -----------
CONSUMER DISCRETIONARY 11.4%
ADVERTISING AGENCIES 0.5%
Valassis Communications Inc.* ..................       93,350    2,464,440
                                                               -----------
CASINOS/GAMBLING, HOTEL/MOTEL 0.6%
Harrah's Entertainment Inc.* ...................       16,200      578,340
International Game Technology Inc.* ............       20,350    1,666,665
Mandalay Resort Group* .........................       29,100      801,996
                                                               -----------
                                                                 3,047,001
                                                               -----------
COMMERCIAL SERVICES 2.2%
Cendant Corp.* .................................      182,300    2,315,210
Expedia Inc. Cl. A* ............................       35,000    1,808,100
FTI Consulting Inc.* ...........................       13,000      600,860
Hotels.com L.P.* ...............................       17,300      997,778
Manpower Inc. ..................................       82,800    2,474,064
Protection One Inc. Wts. (acquired 7/10/95, cost
  $2,827)*(+)@ .................................          800            8
Viad Corp. .....................................      106,700    2,287,648
                                                               -----------
                                                                10,483,668
                                                               -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 0.8%
Alliance Gaming Corp.* .........................       52,000      780,000
Radio One Inc. Cl. D* ..........................       92,000    1,218,080
Univision Communications Inc. Cl. A* ...........       63,830    1,564,473
Viacom Inc. Cl. B* .............................        6,130      223,868
                                                               -----------
                                                                 3,786,421
                                                               -----------
CONSUMER ELECTRONICS 0.4%
Harman International Inc. ......................        7,700      450,989
Yahoo! Inc.* ...................................       59,550    1,430,391
                                                               -----------
                                                                 1,881,380
                                                               -----------
CONSUMER PRODUCTS 0.5%
Avon Products Inc. .............................       35,380    2,018,429
Oakley Inc.* ...................................       57,600      475,200
                                                               -----------
                                                                 2,493,629
                                                               -----------
CONSUMER SERVICES 0.8%
Career Education Corp.* ........................       41,100    2,010,612
Central Rents Inc. (acquired 5/26/94, cost $9,170)*
  (+)@ .........................................          250        5,500
Education Management Corp.* ....................       40,100    1,594,777
Prime Succession Holdings Inc. (acquired 10/7/98
  through 11/20/01, cost $90,398)*(+)@ .........       13,332          133
                                                               -----------
                                                                 3,611,022
                                                               -----------
HOUSEHOLD FURNISHINGS 0.4%
Stanley Works Corp. ............................       77,300    1,854,427
                                                               -----------
LEISURE TIME 0.6%
Penn National Gaming Inc.* .....................       43,200      766,800
Royal Caribbean Cruises Ltd. ...................      128,400    1,929,852
                                                               -----------
                                                                 2,696,652
                                                               -----------
PRINTING & PUBLISHING 1.1%
News Corp. Ltd. ADR ............................       60,300    1,561,770
Reader's Digest Association Inc. Cl. A .........      177,100    1,808,191
RR Donnelley & Sons Co. ........................       95,500    1,749,560
Sullivan Holdings Inc. (acquired 5/14/93,
  cost $216,706)*(+)@ ..........................          149       74,088
                                                               -----------
                                                                 5,193,609
                                                               -----------
RESTAURANTS 1.1%
Cheesecake Factory Inc.* .......................       27,200      877,744
Darden Restaurants Inc. ........................       72,000    1,285,200
O'Charley's Inc.* ..............................       84,700    1,623,699
Ruby Tuesday Inc. ..............................       57,400    1,170,960
Starbucks Corp.* ...............................       18,000      463,680
                                                               -----------
                                                                 5,421,283
                                                               -----------
RETAIL 2.2%
Aeropostale Inc.* ..............................       48,600      643,950
Best Buy Company Inc.* .........................       23,070      622,198
CDW Computer Centers Inc.* .....................       11,340      462,672
Federated Department Stores Inc.* ..............       71,100    1,992,222
GAP Inc. .......................................       22,780      330,082
Kohl's Corp.* ..................................       22,770    1,288,326
Lowes Companies Inc. ...........................       13,140      536,375
Talbots Inc. ...................................       53,500    1,377,090
Tuesday Morning Corp.* .........................       17,100      336,528
USA Interactive* ...............................       12,210      327,106
Wal-Mart Stores Inc. ...........................       54,770    2,849,683
                                                               -----------
                                                                10,766,232
                                                               -----------
TEXTILE APPAREL MANUFACTURERS 0.2%
Coach Inc.* ....................................       10,180      390,199
Jones Apparel Group Inc.* ......................       18,400      504,712
                                                               -----------
                                                                   894,911
                                                               -----------
Total Consumer Discretionary ................................   54,594,675
                                                               -----------
CONSUMER STAPLES 1.7%
BEVERAGES 0.6%
Pepsi Bottling Group Inc. ......................       23,670      424,403
PepsiCo Inc. ...................................       58,650    2,346,000
                                                               -----------
                                                                 2,770,403
                                                               -----------
DRUG & GROCERY STORE CHAINS 0.2%
Pathmark Stores Inc.* ..........................        2,667       17,815
Whole Foods Market Inc.* .......................       15,800      879,112
                                                               -----------
                                                                   896,927
                                                               -----------
FOODS 0.0%
Aurora Foods Inc.* .............................        6,199        2,356
                                                               -----------
HOUSEHOLD PRODUCTS 0.9%
Clorox Co. .....................................       24,300    1,121,931
Procter & Gamble Co. ...........................       38,340    3,414,177
                                                               -----------
                                                                 4,536,108
                                                               -----------
Total Consumer Staples ......................................    8,205,794
                                                               -----------
FINANCIAL SERVICES 9.6%
BANKS & SAVINGS & LOAN 2.9%
Boston Private Financial Holdings Inc. .........       40,400      604,384
Charter One Financial Inc. .....................       72,880    2,015,861
City National Corp. ............................       20,700      909,558
Comerica Inc. ..................................       58,300    2,208,404
Hudson River Bancorp Inc. ......................       26,800      615,864
KeyCorp ........................................       89,200    2,012,352
Mercantile Bankshares Corp. ....................       50,800    1,724,152
New York Community Bancorp Inc. ................       59,450    1,771,610
Wells Fargo & Co. ..............................       23,490    1,056,815
Zions Bancorp ..................................       27,000    1,155,060
                                                               -----------
                                                                14,074,060
                                                               -----------
INSURANCE 2.1%
ACE Limited ....................................       72,600    2,101,770
American International Group Inc. ..............       28,400    1,404,380
Lincoln National Corp. Industries ..............       71,900    2,013,200
The Saint Paul Companies Inc. ..................       47,000    1,494,600
XL Capital Ltd. ................................       39,961    2,828,440
                                                               -----------
                                                                 9,842,390
                                                               -----------
MISCELLANEOUS FINANCIAL 3.2%
AMBAC Financial Group Inc. .....................       36,150    1,826,298
American Express Co. ...........................       33,440    1,111,211
Capital One Financial Corp. ....................       65,200    1,956,652
CIT Group Inc. .................................      118,500    1,997,910
Citigroup Inc. .................................       60,620    2,088,359
Federal National Mortgage Association ..........       24,530    1,603,036
Lendingtree Inc.* ..............................       96,200    1,122,654
MBNA Corp. .....................................       36,900      555,345
MGIC Investment Corp. ..........................       52,300    2,053,821
SLM Corp. ......................................        9,900    1,098,108
                                                               -----------
                                                                15,413,394
                                                               -----------
REAL ESTATE INVESTMENT TRUSTS 0.5%
Boston Properties Inc. .........................       62,000    2,349,800
                                                               -----------
SECURITIES BROKERAGE & SERVICES 1.0%
Affiliated Managers Group Inc.* ................       20,300      843,871
Janus Capital Group Inc. .......................      174,900    1,992,111
Lehman Brothers Holdings Inc. ..................       35,600    2,055,900
                                                               -----------
                                                                 4,891,882
                                                               -----------
Total Financial Services ....................................   46,571,526
                                                               -----------
HEALTH CARE 8.7%
DRUGS & BIOTECHNOLOGY 5.1%
Allergan Inc. ..................................       12,100      825,341
Altana AG ADR* .................................       12,800      605,312
Amgen Inc.* ....................................       74,940    4,312,797
AstraZeneca PLC ADR ............................       34,520    1,184,381
Biogen Inc.* ...................................       35,400    1,060,584
Forest Laboratories Inc.* ......................       14,980      808,470
Gilead Sciences, Inc.* .........................        6,800      285,532
Johnson & Johnson ..............................       54,540    3,156,230
Novartis AG ADR ................................       46,430    1,720,696
Pfizer Inc. ....................................       51,320    1,599,131
Pharmacia Corp. ................................      110,330    4,777,289
Priority Healthcare Corp. Cl. B* ...............       68,600    1,828,190
Teva Pharmaceutical Industries Ltd. ADR ........       14,400      599,760
Trimeris Inc.* .................................        7,800      321,204
Wyeth Inc. .....................................       34,600    1,308,572
                                                               -----------
                                                                24,393,489
                                                               -----------
HEALTH CARE FACILITIES 0.2%
HCA Inc. .......................................       21,430      886,345
                                                               -----------
HEALTH CARE SERVICES 1.5%
Advance PCS* ...................................       20,700      586,638
Anthem Inc.* ...................................       27,910    1,849,037
Caremark Rx Inc.* ..............................       94,450    1,714,267
Coventry Health Care Inc.* .....................       25,000      822,500
Select Medical Corp.* ..........................       33,700      480,225
Stericycle Inc.* ...............................       12,700      477,393
Wellpoint Health Networks Inc. Cl. A* ..........       16,670    1,279,423
                                                               -----------
                                                                 7,209,483
                                                               -----------
HOSPITAL SUPPLY 1.9%
American Medical Systems Holdings Inc.* ........       66,900      966,705
Bausch & Lomb Inc. .............................       65,800    2,164,162
Boston Scientific Corp.* .......................        7,980      325,265
Medtronic Inc. .................................       45,470    2,051,607
Respironics Inc.* ..............................       20,400      701,168
Therasense Inc.* ...............................       99,500      664,660
Varian Medical Systems Inc.* ...................       22,300    1,202,639
Zimmer Holdings Inc.* ..........................       18,200      885,066
                                                               -----------
                                                                 8,961,272
                                                               -----------
Total Health Care ...........................................   41,450,589
                                                               -----------
INTEGRATED OILS 0.4%
INTEGRATED DOMESTIC 0.4%
Unocal Corp. ...................................       78,800    2,073,228
                                                               -----------
Total Integrated Oils .......................................    2,073,228
                                                               -----------
MATERIALS & PROCESSING 2.2%
BUILDING & CONSTRUCTION 0.0%
Waxman Industries Inc. Wts. (acquired 8/12/94,
  cost $0)*(+)@ ................................       29,500        4,425
                                                               -----------
CHEMICALS 0.6%
Air Products & Chemicals Inc. ..................       26,740    1,107,838
Reunion Industries Inc.* .......................          595          119
Rohm & Haas Co. ................................       53,200    1,584,296
Wilson Greatbatch Technologies Inc.* ...........       11,200      313,488
                                                               -----------
                                                                 3,005,741
                                                               -----------
CONTAINERS & PACKAGING 0.4%
Smurfit-Stone Container Corp.* .................      141,600    1,891,635
                                                               -----------
DIVERSIFIED MANUFACTURING 0.2%
American Standard Companies Inc.* ..............       16,000    1,100,320
                                                               -----------
PAPER & FOREST PRODUCTS 0.7%
Bowater Inc. ...................................       24,800      921,320
MeadWestvaco Corp. .............................       96,300    2,193,714
                                                               -----------
                                                                 3,115,034
                                                               -----------
STEEL 0.3%
Alaska Steel Holding Corp.* ....................      218,500      710,125
Allegheny Technologies Inc. ....................      291,400      845,060
                                                               -----------
                                                                 1,555,185
                                                               -----------
Total Materials & Processing ................................   10,672,340
                                                               -----------
OTHER 2.0%
MULTI-SECTOR 2.0%
General Electric Co. ...........................      216,820    5,528,910
SPX Corp.* .....................................       67,700    2,312,632
Textron Inc. ...................................       53,500    1,469,110
                                                               -----------
Total Other .................................................    9,310,652
                                                               -----------
OTHER ENERGY 2.7%
OIL & GAS PRODUCERS 1.4%
Burlington Resources Inc. ......................       62,300    2,972,333
Newfield Exploration Co.* ......................       26,300      891,307
Ocean Energy Inc. ..............................       99,810    1,996,200
Vintage Petroleum Inc. .........................       82,100      779,950
                                                               -----------
                                                                 6,639,790
                                                               -----------
OIL WELL EQUIPMENT & SERVICES 1.3%
BJ Services Co.* ...............................       27,500      945,725
Grant Prideco Inc.* ............................       61,900      746,514
Halliburton Co. ................................      105,600    2,189,088
Nabors Industries Ltd* .........................       17,800      709,686
Noble Corp.* ...................................       54,900    1,724,958
                                                               -----------
                                                                 6,315,971
                                                               -----------
Total Other Energy ..........................................   12,955,761
                                                               -----------
PRODUCER DURABLES 2.1%
AEROSPACE 0.5%
Ladish Inc.* ...................................       15,095       67,173
Lockheed Martin Corp. ..........................       28,830    1,370,866
Rockwell Collins Inc. ..........................       64,700    1,188,539
                                                               -----------
                                                                 2,626,578
                                                               -----------
ELECTRICAL EQUIPMENT & COMPONENTS 0.5%
Cooper Industries Ltd. .........................       62,800    2,242,588
                                                               -----------
MACHINERY 0.2%
Applied Films Corp.* ...........................       64,300    1,038,381
                                                               -----------
MISCELLANEOUS EQUIPMENT 0.1%
Pentair Inc. ...................................       22,200      784,770
                                                               -----------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.3%
Pitney Bowes Inc. ..............................       40,300    1,286,376
                                                               -----------
PRODUCTION TECHNOLOGY EQUIPMENT 0.5%
ATMI Inc.* .....................................       21,000      404,460
Cymer Inc.* ....................................       10,800      255,420
Lam Research Corp.* ............................       48,100      547,811
Novellus Systems Inc.* .........................       39,000    1,063,530
Phase Metrics Inc. (acquired 1/23/98 through
  6/9/98, cost $651,892)*(+)@ ..................       50,574       10,115
                                                               -----------
                                                                 2,281,336
                                                               -----------
Total Producer Durables .....................................   10,260,029
                                                               -----------
TECHNOLOGY 6.7%
COMMUNICATIONS TECHNOLOGY 1.0%
Ciena Corp.* ...................................       98,100      428,697
Cisco Systems Inc.* ............................      120,220    1,560,456
JDS Uniphase Corp.* ............................       85,200      242,820
NCR Corp.* .....................................      117,000    2,145,780
Network Associates Inc.* .......................       41,540      573,667
                                                               -----------
                                                                 4,951,420
                                                               -----------
COMPUTER SOFTWARE 2.6%
Autodesk Inc. ..................................       42,000      640,920
BMC Software Inc.* .............................       65,600      989,904
Embarcadero Technologies Inc.* .................      126,900      802,110
Kronos Inc.* ...................................       31,700    1,111,085
Microsoft Corp. ................................      258,120    6,249,085
Oracle Systems Corp.* ..........................      108,500    1,177,117
SAP AG ADR .....................................       45,090      854,906
Watchguard Technologies Inc.* ..................       72,300      433,800
                                                               -----------
                                                                12,258,927
                                                               -----------
COMPUTER TECHNOLOGY 1.0%
Dell Computer Corp.* ...........................       67,330    1,838,782
EMC Corp.* .....................................       44,400      321,012
IBM Corp. ......................................       27,620    2,166,237
Sandisk Corp.* .................................       19,700      331,354
                                                               -----------
                                                                 4,657,385
                                                               -----------
ELECTRONICS 0.3%
Aeroflex Inc.* .................................      138,500      783,910
Flextronics International Ltd.* ................       82,600      720,272
                                                               -----------
                                                                 1,504,182
                                                               -----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 1.8%
Cree Inc.* .....................................       51,000      944,520
Intel Corp. ....................................      228,230    3,715,584
Linear Technology Corp. ........................       61,500    1,898,505
National Semiconductor Corp.* ..................      116,300    1,981,752
                                                               -----------
                                                                 8,540,361
                                                               -----------
Total Technology ............................................   31,912,275
                                                               -----------
UTILITIES 1.9%
CABLE TELEVISION & RADIO 0.4%
Comcast Corp.* .................................       71,800    1,973,782
                                                               -----------
ELECTRICAL 1.5%
Constellation Energy Group Inc. ................       76,500    2,121,345
Nisource Inc. ..................................      127,200    2,315,040
PPL Corp. ......................................       67,400    2,400,114
                                                               -----------
                                                                 6,836,499
                                                               -----------
TELECOMMUNICATIONS 0.0%
Nextel Communications Inc. Cl. A* ..............        3,098       41,482
Startec Global Communications Corp. Wts.
  (acquired 5/18/98, cost $0)*(+)@ .............          500            5
                                                               -----------
                                                                    41,487
                                                               -----------
Total Utilities .............................................    8,851,768
                                                               -----------
Total Equity Securities (Cost $249,516,124) .................  243,236,782
                                                               -----------
------------------------------------------------------------------------------
                                       MATURITY     PRINCIPAL
                                         DATE         AMOUNT
------------------------------------------------------------------------------
FIXED INCOME SECURITIES 42.6%
U.S. TREASURY 2.3%
U.S. Treasury Bond, 7.25% ..........   5/15/2016    $3,425,000    4,402,731
U.S. Treasury Bond, 8.875% .........   2/15/2019       750,000    1,109,707
U.S. Treasury Bond, 6.25% ..........   5/15/2030       700,000      835,351
U.S. Treasury Bond, 5.25%** ........  11/15/2028     2,050,000    2,136,805
U.S. Treasury Note, 3.25% ..........   8/15/2007       700,000      719,196
U.S. Treasury Note, 5.00% ..........   8/15/2011     1,825,000    2,001,083
                                                               ------------
                                                                 11,204,873
                                                               ------------
U.S. AGENCY MORTGAGE 8.8%
Federal Home Loan Mortgage Corp.,
  8.50% ............................   7/01/2009            47           49
Federal Home Loan Mortgage Corp.,
  6.50% ............................   7/01/2029       545,559      569,361
Federal Home Loan Mortgage Corp.,
  7.00% ............................   5/01/2031       347,132      365,632
Federal National Mortgage
  Association, 9.50% ...............  10/01/2003        11,010       11,051
Federal National Mortgage
  Association, 8.00% ...............   4/01/2008        51,143       54,968
Federal National Mortgage
  Association, 8.00% ...............   6/01/2008        68,413       73,850
Federal National Mortgage
  Association, 8.50% ...............   2/01/2009        63,195       68,345
Federal National Mortgage
  Association, 0.54% ...............  11/25/2012     6,958,440      274,028
Federal National Mortgage
  Association, 7.00% ...............   8/01/2014       463,762      495,406
Federal National Mortgage
  Association, 7.00% ...............   9/01/2014       743,551      793,918
Federal National Mortgage
  Association, 6.50% ...............  12/01/2014       287,355      304,408
Federal National Mortgage
  Association, 6.50% ...............  12/01/2014     1,237,182    1,310,600
Federal National Mortgage
  Association, 6.00% ...............   5/01/2017       967,465    1,012,361
Federal National Mortgage
  Association TBA, 6.00% ...........   4/21/2018     3,100,000    3,241,437
Federal National Mortgage
  Association TBA, 5.00% ...........   5/19/2018     5,625,000    5,755,078
Federal National Mortgage
  Association TBA, 5.50% ...........   5/19/2018     1,900,000    1,966,500
Federal National Mortgage
  Association, 7.50% ...............  10/01/2025            30           32
Federal National Mortgage
  Association, 6.50% ...............  11/01/2028     1,659,099    1,733,079
Federal National Mortgage
  Association, 6.00% ...............  12/01/2028       779,164      809,635
Federal National Mortgage
  Association, 6.50% ...............  12/01/2028       805,259      841,166
Federal National Mortgage
  Association, 6.00% ...............   2/01/2029       765,992      795,948
Federal National Mortgage
  Association, 6.50% ...............   3/01/2029       400,497      418,356
Federal National Mortgage
  Association, 7.50% ...............   7/01/2029       724,958      774,496
Federal National Mortgage
  Association, 7.00% ...............   4/01/2032     2,067,184    2,179,928
Federal National Mortgage
  Association, 7.00% ...............   5/01/2032     1,872,013    1,974,122
Federal National Mortgage
  Association, 6.00% ...............   4/14/2033     5,975,000    6,193,458
Federal National Mortgage
  Association, 6.50% ...............   5/14/2033     1,575,000    1,640,953
Federal National Mortgage
  Association TBA, 5.50% ...........   4/14/2033     1,050,000    1,071,985
Federal National Mortgage
  Association TBA, 6.50% ...........   4/14/2033     1,975,000    2,059,554
Federal National Mortgage
  Association TBA, 5.50% ...........   5/14/2033     1,275,000    1,296,516
Government National Mortgage
  Association, 6.50% ...............   2/15/2009       145,250      155,090
Government National Mortgage
  Association, 6.50% ...............   6/15/2009        59,083       63,117
Government National Mortgage
  Association, 6.50% ...............   7/15/2009       325,211      347,176
Government National Mortgage
  Association, 7.50% ...............  11/15/2010        18,288       19,754
Government National Mortgage
  Association, 7.50% ...............  12/15/2010       140,193      151,423
Government National Mortgage
  Association, 7.00% ...............   1/15/2025       312,647      334,296
Government National Mortgage
  Association, 6.50% ...............  11/15/2028     1,476,760    1,555,966
Government National Mortgage
  Association, 7.00% ...............  11/15/2028       711,256      756,385
Government National Mortgage
  Association, 6.50% ...............   3/15/2032       401,455      422,082
                                                               ------------
                                                                 41,891,509
                                                               ------------
FINANCE/MORTGAGE 11.3%
ACE Securities Corp. Note 1999-LB2
  Cl. M2, 2.555% ...................   8/25/2030       301,340      298,602
AIG Sunamerica Global Finance Inc.
  Sr. Note, 7.60%+ .................   6/15/2005       350,000      390,911
Americredit Automobile Recreation
  Trust 2002-D A4, 3.40% ...........   4/13/2009       350,000      354,198
Artesia Mortgage Securities Inc.
  Note 1998-C1, 6.75%+ .............   6/25/2030       150,000      169,905
Bank of America Corp. Sub. Note,
  7.40% ............................   1/15/2011       500,000      595,695
Bank One Issuance Trust 2002-C3,
  3.76% ............................   8/15/2008       300,000      304,474
Bear Stearns Commercial Mortgage
  Securities Inc. Note Cl. A1, 6.80%
  ..................................   9/15/2008        97,806      107,047
Bear Stearns Commercial Mortgage
  Securities Inc. Note Cl. A1, 6.08%
  ..................................   2/15/2035       187,330      203,999
Bear Stearns Commercial Mortgage
  Securities Inc. Note Cl. A1, 5.92%  10/15/2036       262,010      284,229
Bear Stearns Commercial Mortgage
  Securities Inc. Note Cl. A2, 7.08%   6/15/2009       250,000      289,993
Caterpillar Financial Asset Trust
  2001-A Cl. A3, 4.85% .............   4/25/2007       523,365      535,664
Chase Capital Note Series A, 7.67% .  12/01/2026       300,000      319,491
Chase Commercial Mortgage Securities
  Corp. Note 1998-2 Cl. A2, 6.39% ..  11/18/2030       300,000      338,025
Chase Manhattan Auto Owner Trust
  2001-B Cl. A4, 3.80% .............   5/15/2008       125,000      129,640
Chase Manhattan Auto Owner Trust
  2002-A, 4.17% ....................   9/15/2008     1,075,000    1,111,445
Chase Manhattan Auto Owner Trust
  2002-A Cl A3, 3.49% ..............   3/15/2006       300,000      305,895
CIT Group Inc. Global Note, 4.125% .   2/21/2006       275,000      275,344
CIT Group Inc. Global Note, 5.50% ..  11/30/2007       225,000      230,013
Citibank Credit Card Issuance Trust
  2001 Cl. C3, 6.65% ...............   5/15/2008       575,000      626,218
Citibank Credit Card Issuance Trust
  2001 Cl. B2, 1.79% ...............  12/10/2008     1,200,000    1,204,790
Citibank Credit Card Issuance Trust
  2000 Cl. C1, 7.45% ...............   9/15/2007       150,000      164,734
Citibank Credit Card Issuance Trust
  2001 Cl. B1, 1.88% ...............   1/15/2010       250,000      251,058
Citigroup Inc. Sub. Note, 7.25% ....  10/01/2010       975,000    1,155,154
Commercial Mortgage Acceptance Corp.
  Note 1998-C2 Cl. C, 6.49% ........   9/15/2030       275,000      307,064
Commercial Mortgage Acceptance Corp.
  Note 1998-C2 Cl. F, 5.44%+ .......   9/15/2030       950,000      777,695
Countrywide Home Loan Inc. Note,
  5.50% ............................   8/01/2006       375,000      401,118
Credit Suisse First Boston Note,
  5.75% ............................   4/15/2007       200,000      215,394
Countrywide Asset-Backed Securities,
  Inc. Note 2002-A Cl. M2, 2.455% ..  12/25/2031        75,000       73,099
Countrywide Asset-Backed Securities,
  Inc. Note 2002-BC1 Cl. M2, 3.305%    9/25/2032       300,000      303,277
Countrywide Mortgage-Backed
  Securities, Inc. Note 2002-B2 Cl.
  B1, 4.84% ........................   9/19/2032       175,000      175,227
Delta Airlines Inc. Note, MBIA
  Insured, 6.42% ...................   7/02/2012       300,000      308,838
Distribution Financial Services Note
  2001-1 Cl. A3, 4.74% .............   5/15/2013       125,000      127,083
Distribution Financial Services Note
  2001-1 Cl. A4, 5.67% .............   1/17/2017       150,000      158,978
DLJ Commercial Mortgage Corp. Note
  1999-CG1 Cl. A1B, 6.46% ..........   3/10/2032       150,000      169,247
DLJ Commerical Mortgage Corp. Note
  1998-CG1 Cl. A1A, 6.11% ..........   6/10/2031       146,137      155,694
EOP Operating LP Note, 6.80% .......   1/15/2009       775,000      862,053
ERAC USA Finance Co. Note, 8.25%+ ..   5/01/2005       450,000      491,886
ERP Operating LP Note, 6.63% .......   4/13/2005       600,000      636,567
FFCA Secured Lending Corp. Note,
  6.94%+ ...........................   9/18/2025       100,000      102,090
First National Bank Sub. Note,
  7.375% ...........................   9/15/2006       125,000      141,955
First Union Lehman Brothers Note,
  Series 1998-C2 Cl. A1, 6.28% .....  11/18/2035       198,407      212,278
Fleet Commercial Loan Note 2002-1A
  Cl. B1, 2.24%+ ...................  11/16/2009       250,000      245,000
Ford Credit Auto Owner Trust 2002-A
  Cl. A4, 4.36% ....................   9/15/2006       275,000      288,136
Ford Credit Auto Owner Trust 2002-A
  Cl. B, 4.79% .....................  11/15/2006       525,000      547,779
Ford Credit Auto Owner Trust 2002-F
  Cl. A3, 6.58% ....................  11/15/2004       275,000      282,550
Ford Credit Auto Owner Trust 2003-A
  Cl. B2, 1.69% ....................   8/15/2007       325,000      326,496
Ford Credit Auto Owner Trust 2003-B
  Cl. C, 4.18% .....................   1/15/2008        75,000       73,968
Ford Motor Credit Co. Note, 6.875% .   2/01/2006       825,000      810,714
General Electric Capital Corp.
  Global Note, 6.75% ...............   3/15/2032       250,000      281,585
General Electric Capital Corp. Note,
  5.00% ............................   2/15/2007       150,000      160,595
General Motors Acceptance Corp.
  Note, 6.125% .....................   9/15/2006       325,000      332,722
GGP Mall Properties Trust 2001 Cl.
  C3, 2.58%+ .......................   2/15/2014       145,974      144,164
Goldman Sachs Group Inc. Note,
  4.125% ...........................   1/15/2008       475,000      487,701
Granite Mortgage Trust 2001-1 Cl.
  1C, 2.77% ........................   1/20/2041       150,000      148,570
Granite Mortgage Trust 2002-2 Cl.
  1C, 2.62% ........................   1/20/2043       100,000       99,550
Granite Mortgage Trust 2003-1 Cl.
  1C, 2.77% ........................   1/20/2043       425,000      424,949
Hedged Mutual Fund Fee Trust 2003-1
  Cl. 2, 5.22%+ ....................  11/30/2010       200,000      200,000
HFG HealthCo. LLC 2002-1A Note Cl.
  B, 2.64%+ ........................   6/05/2007       125,000      124,954
HFG HealthCo. LLC 2002-1A Sr. Note
  Cl. A, 2.64%+ ....................   6/05/2007       200,000      194,000
Holmes Financing Series Note 1 Cl.
  C, 2.73% .........................   7/15/2040        75,000       74,985
Holmes Financing Series Note 2 Cl.
  C, 2.853% ........................   7/15/2040       100,000      100,000
Holmes Financing Series Note 7 Cl.
  M, 2.04% .........................   7/15/2040       150,000      150,000
Household Finance Corp. Note, 6.375%
  ..................................  11/27/2012       750,000      822,318
IMPAC Commercial Mortgage Trust
  2001-3 Cl. A1, 1.675% ............  10/25/2031       145,592      145,653
IMPAC Commercial Mortgage Trust
  2002-3 Cl. B1, 3.505% ............   6/25/2032       485,329      477,549
IMPAC Commercial Mortgage Trust
  2002-4 Cl. M1, 5.58% .............  11/25/2032       138,708      144,323
IMPAC Commercial Mortgage Trust
  2002-5 Cl. A1, 1.675% ............   7/25/2032       281,735      281,834
IMPAC Commercial Mortgage Trust
  2002-8 Cl. A, 1.765% .............   3/25/2033       145,875      146,200
International Lease Finance Corp.
  Global Note, 5.75% ...............   2/15/2007       300,000      316,395
ISTAR Asset Receivables Trust
  2002-1A Cl. D, 2.16%+ ............   5/28/2020       225,000      225,131
J.P. Morgan Chase & Co. Note, 6.75%    2/01/2011       325,000      359,951
J.P. Morgan Commercial Mortgage
  Finance Corp. Note 1999 Cl. A1,
  6.18% ............................  10/15/2035        94,497      102,043
J.P. Morgan Commercial Mortgage
  Finance Corp. Note 1997 Cl. C5,
  7.24% ............................   9/15/2029     1,600,000    1,845,165
J.P. Morgan Commercial Mortgage
  Finance Corp. Note 1999 Cl. A2,
  6.51% ............................  10/15/2035       600,000      675,267
J.P. Morgan Commercial Mortgage
  Finance Corp. Note 2003 Cl. D,
  2.525%+ ..........................   2/17/2015       150,000      150,000
J.P. Morgan Commercial Mortgage
  Finance Corp. Note 2003 Cl. F,
  3.275%+ ..........................   2/17/2015       150,000      150,390
John Hancock Global Funding Note,
  7.90%+ ...........................   7/02/2010       425,000      506,249
Lehman Brothers Commercial Conduit
  Mortgage Trust 01-C7 Cl. A4, 5.93%
  ..................................  12/15/2025       275,000      303,487
Lehman Brothers Commercial Conduit
  Mortgage Trust 1997-LL1 Cl. A1,
  6.79% ............................  10/12/2034        91,772       95,890
Lehman Brothers Commercial Conduit
  Mortgage Trust 1999-A1, 7.105% ...  10/15/2032     1,204,950    1,328,416
Lehman Brothers Commercial Conduit
  Mortgage Trust 2001-WM-A1, 6.155%+
  ..................................   7/14/2016       795,301      864,704
Lehman Brothers Holdings Inc. Note,
  7.375% ...........................   5/15/2004       475,000      505,500
Manufacturers & Traders Trust Co.,
  3.85%+ ...........................   4/01/2013       225,000      226,516
MBNA Corp. Sr. Note, 5.625% ........  11/30/2007       525,000      544,177
MBNA Credit Card Master Trust,
  Series 2001 Cl. C, 2.50% .........   6/15/2009       475,000      477,045
MBNA Credit Card Master Trust,
  Series 2001 Cl. C3, 6.55% ........  12/15/2008       350,000      380,268
Merrill Lynch & Co. Inc. Note 6.96%   11/21/2028       425,000      452,294
Merrill Lynch & Co. Inc. Note, 4.00%
  ..................................  11/15/2007       300,000      308,007
Morgan Stanley Capital Inc. Note,
  7.22%+ ...........................   7/15/2029       175,000      198,599
Morgan Stanley Capital Inc. Note,
  6.21% ............................  11/15/2031       325,000      363,222
Morgan Stanley Capital Inc. Note,
  6.19% ............................   3/15/2030       120,867      128,559
Morgan Stanley Capital Inc. Note,
  5.91% ............................  11/15/2031       500,812      537,500
Morgan Stanley Dean Witter Inc. Note
  2001 Cl. C, 7.00% ................   2/15/2033       125,000      143,903
Morgan Stanley Dean Witter Inc. Note
  2002 Cl. A1, 5.38% ...............   1/15/2039       920,575      981,581
Morgan Stanley Dean Witter Inc.
  Note, 5.80% ......................   4/01/2007       750,000      816,402
Nationslink Funding Corp. Note 1998
  Cl. A2, 6.48% ....................   8/20/2030       225,000      253,748
Nationslink Funding Corp. Note 1998
  Cl. B, 6.795% ....................   8/20/2030       125,000      141,847
Nationslink Funding Corp. Note 1998
  Cl. E, 7.105% ....................   8/20/2030       975,000    1,054,423
Option One Mortgage Loan Trust
  2002-6 Cl. M2, 3.005% ............  11/25/2032        75,000       74,709
Option One Mortgage Loan Trust
  2003-1 Cl. M2, 3.255% ............   2/25/2033       150,000      148,875
Option One Mortgage Loan Trust
  2003-2 Cl. M2, 2.97% .............   4/25/2033       150,000      148,875
Permanent Financing PLC Note Cl. C,
  2.37% ............................   6/10/2042       400,000      399,240
Permanent Financing PLC Note Cl. C,
  2.58% ............................   6/10/2042       300,000      299,430
PNC Mortgage Acceptance Corp. Note
  2000 Cl. A1, 7.05% ...............  10/12/2033       147,257      164,203
PNC Mortgage Acceptance Corp. Note
  2002 Cl. C2, 7.30% ...............  10/12/2033       700,000      825,015
PSE&G Transition Funding  LLC Note
  Cl. A3, 5.98% ....................   6/15/2008       600,000      657,575
PSE&G Transition Funding LLC Note
  Cl. A2, 5.74% ....................   3/15/2007       201,309      210,398
Residential Asset Security Mortgage
  Corp. Note, 1.455% ...............  10/25/2021       317,801      317,604
Residential Asset Security Mortgage
  Corp. Note, 4.99% ................   2/25/2027     1,600,000    1,651,574
Residential Asset Security Mortgage
  Corp. Note, 5.50% ................   4/25/2033       425,000      410,078
Residential Asset Security Mortgage
  Corp. Note, 1.445% ...............  10/25/2017       417,645      417,614
Residential Asset Security Mortgage
  Corp. Note, 3.055% ...............   1/25/2033       575,000      576,861
Residential Asset Security Mortgage
  Corp. Note, 5.50% ................   4/25/2033       425,000      405,011
Residential Asset Security Mortgage
  Corp. Note, 3.07% ................   4/25/2033       150,000      149,907
Salomon Brothers Commercial Mortgage
  Trust Cl. A2, 6.23% ..............  12/18/2035     2,175,000    2,415,008
Salomon Brothers Commercial Mortgage
  Trust Cl. A2, 6.14%+ .............   2/18/2034       175,000      192,986
Simon Property Group LP Note, 7.375%   1/20/2006       400,000      443,101
Structured Asset Securities Corp.
  Note 3.255% ......................   4/25/2033       350,000      350,000
Structured Asset Securities Corp.
  Note, 6.72% ......................   1/25/2032       148,735      154,871
Structured Asset Securities Corp.
  Note, 1.735% .....................   1/25/2033      $292,072     $292,513
Structured Asset Securities Corp.
  Note, 2.405% .....................   6/25/2032       300,000      292,785
Structured Asset Securities Corp.
  Note, 1.515% .....................  11/25/2032       176,615      176,570
Structured Asset Securities Corp.
  Note, 2.455% .....................   7/25/2032       275,000      268,085
Union Planters Bank Note, 5.125% ...   6/15/2007       250,000      266,427
United States Bancorp Note, 3.95% ..   8/23/2007       250,000      257,698
Vornado Realty Trust Sr. Note,
  5.625% ...........................   6/15/2007       375,000      386,565
Washington Mutual Inc. Note, 4.13% .   3/25/2033       300,000      303,281
Washington Mutual Inc. Note, 3.94% .   3/25/2033       300,000      304,273
Washington Mutual Inc. Note, 3.42% .   5/25/2033       850,000      850,000
Washington Mutual Inc. Note, 5.625%    1/15/2007       450,000      486,809
Whole Auto Loan Trust 2002-1 Cl. A2,
  1.88% ............................   6/15/2005       300,000      301,120
                                                               ------------
                                                                 51,818,142
                                                               ------------
FOREIGN 0.1%
Petronas Capital Ltd. Note, 7.00%+ .   5/22/2012       475,000      517,753
                                                               ------------
FOREIGN GOVERNMENT 2.7%
Petroleos Mexicanos Note, 6.50% ....   2/01/2005       375,000      399,844
Republic of Brazil, 8.00% ..........   4/15/2014     1,508,477    1,199,239
Republic of Bulgaria, 2.19%# .......   7/28/2011     1,152,000    1,090,368
Republic of Bulgaria, 8.25%+ .......   1/15/2015       500,000      562,500
Republic of Chile, 5.625% ..........   7/23/2007       375,000      396,188
Republic of China, 7.30% ...........  12/15/2008       125,000      147,644
Republic of Colombia, 10.00% .......   1/23/2012     1,700,000    1,746,750
Republic of Panama, 5.00%## ........   7/17/2014     1,149,984    1,026,821
Republic of Peru, 5.00% ............   3/07/2017     1,968,000    1,672,800
Republic of Philippines, 8.375% ....   3/12/2009     1,400,000    1,400,000
Republic of Poland, 7.00%# .........  10/27/2014       290,691      291,854
Republic of South Africa, 9.125% ...   5/19/2009       125,000      152,187
Republic of South Africa, 7.375% ...   4/25/2012       325,000      365,625
Republic of Ukraine, 11.00% ........   3/15/2007       672,003      732,483
Russian Federation, 8.25% ..........   3/31/2010       775,000      856,375
Russian Federation, 5.00% ..........   3/31/2030       400,000      345,800
United Mexican States, 6.375% ......   1/16/2013       325,000      325,000
                                                               ------------
                                                                 12,711,478
                                                               ------------
CORPORATE 17.4%
Advanced Medical Optics Inc. Sr.
  Sub. Note, 9.25% .................   7/15/2010       325,000      338,000
AES Eastern Energy, L.P. Note, 9.00%
  ..................................   1/02/2017       250,000      244,083
Alderwoods Group Inc. Note, 12.25% .   1/02/2009     1,300,000    1,176,500
Allbritton Communications Co. Note,
  7.75%+ ...........................  12/15/2012       500,000      508,750
Allied Waste North America Inc. Sr.
  Sub. Note, 10.00% ................   8/01/2009     1,500,000    1,556,250
AMI Semiconductor Inc. Sr. Sub Note,
  10.75%+ ..........................   2/01/2013       850,000      892,500
Anchor Glass Container Corp. Note,
  11.00%+ ..........................   2/15/2013       700,000      724,500
AOL Time Warner Inc. Note, 7.625% ..   4/15/2031       325,000      344,877
AOL Time Warner Inc. Note, 6.875% ..   5/01/2012       300,000      319,597
Appleton Papers Inc. Sr. Sub. Note,
  12.50% ...........................  12/15/2008     1,000,000    1,127,500
Associated Materials Inc. Note,
  9.75% ............................   4/15/2012       450,000      481,500
AT&T Wireless Services Inc. Note,
  8.125% ...........................   5/01/2012       150,000      169,772
Avista Corp. Sr. Note, 9.75% .......   6/01/2008       125,000      135,000
BAE Systems Holdings Inc. Note,
  6.40%+ ...........................  12/15/2011       100,000      104,043
Beazer Homes Inc. Sr. Note, 8.375% .   4/15/2012     1,075,000    1,126,062
Boeing Co. Note, 8.75% .............   8/15/2021       175,000      212,349
Boston Edison Co. Note, 4.875% .....  10/15/2012       250,000      255,907
British Telecommunications PLC Note,
  8.375% ...........................  12/15/2010       125,000      151,826
British Telecommunications PLC Note,
  8.875% ...........................  12/15/2030       325,000      417,023
Burlington Resources Finance Co.
  Note, 7.20% ......................   8/15/2031       250,000      289,110
BWAY Corp. Note, 10.00%+ ...........  10/15/2010     1,000,000    1,050,000
Cargill Inc. Note, 6.25%+ ..........   5/01/2006       500,000      553,292
Carrols Corp. Sr. Sub. Note, 9.50% .  12/01/2008       700,000      663,250
Casella Waste Systems Inc. Note,
  9.75%+ ...........................   2/01/2013       325,000      346,125
Central Garden & Pet Co. Note,
  9.125%+ ..........................   2/01/2013       400,000      418,000
Chesapeake Energy Corp. Note, 9.00%    8/15/2012       250,000      271,250
Chumash Casino & Resort Enterprise
  Co. Sr. Note, 9.00%+ .............   7/15/2010       700,000      743,750
Citizens Communications Co. Note,
  7.625% ...........................   8/15/2008       275,000      319,945
Citizens Communications Co. Note,
  9.00% ............................   8/15/2031       100,000      129,987
Clear Channel Communications Inc.
  Note, 7.875% .....................   6/15/2005       125,000      137,708
Clear Channel Communications Inc.
  Note, 5.75% ......................   1/15/2013       225,000      232,580
Clear Channel Communications Inc.
  Sr. Note, 7.25% ..................   9/15/2003       100,000      102,121
Coca-Cola Enterprises Inc. Note,
  5.25% ............................   5/15/2007       400,000      433,950
Coinmach Corp. Sr. Note, 9.00% .....   2/01/2010     1,550,000    1,637,187
Collins & Aikman Corp. Note, 9.75% .   2/15/2010       750,000      723,750
Comcast Cable Commerce Inc. Note,
  6.875% ...........................   6/15/2009       100,000      109,279
Comcast Cable Communications Inc.
  Note, 6.375% .....................   1/30/2006       450,000      481,605
Comcast Corp. Note, 5.85% ..........   1/15/2010       175,000      181,295
Conagra Foods Inc. Note, 7.50% .....   9/15/2005       450,000      502,055
Concentra Operating Corp. Sr. Sub.
  Note, 13.00% .....................   8/15/2009       262,000      282,960
Conoco Funding Co. Note, 5.45% .....  10/15/2006       425,000      462,844
Crown European Holdings Note,
  10.875%+ .........................   3/01/2013     1,000,000    1,011,250
CSC Holdings Inc. Note, 7.625% .....   4/01/2011     1,200,000    1,203,000
DaimlerChrysler Corp. Note, 8.50% ..   1/18/2031       225,000      265,424
Dana Corp. Sr. Note, 9.00% .........   8/15/2011     1,700,000    1,674,500
Del Monte Corp. Note, 8.625%+ ......  12/15/2012       100,000      106,000
Delta Airlines Inc. Note, 7.57% ....  11/18/2010       175,000      165,319
Deutsche Telekom AG Global Note,
  9.25% ............................   6/01/2032       175,000      226,651
Deutsche Telekom International
  Finance Co. Note, 8.75% ..........   6/15/2030       250,000      296,663
Devon Energy Corp. Note, 7.95% .....   4/15/2032       225,000      271,419
Dillard Department Stores Inc. Note,
  6.875% ...........................   6/01/2005       500,000      502,500
Dimon Inc. Sr. Note, 9.625% ........  10/15/2011       375,000      410,625
DirecTV Holdings LLC Note, 8.375%+ .   3/15/2013       975,000    1,074,937
Dominion Resources Inc. Sr. Note,
  7.625% ...........................   7/15/2005       600,000      666,130
DTE Energy Co. Note, 6.45% .........   6/01/2006       350,000      381,269
Earle M. Jorgensen Co. Sr. Note,
  9.75% ............................   6/01/2012     1,000,000    1,030,000
Echostar DBS Corp. Sr. Note, 9.375%    2/01/2009       750,000      798,750
Equistar Chemical Co. Note, 10.125%    9/01/2008       500,000      482,500
Exelon Corp. Sr. Note, 6.75% .......   5/01/2011       250,000      281,014
Federated Department Stores Inc.
  Note, 7.00% ......................   2/15/2028       150,000      156,513
FMC Corp. Note, 10.25%+ ............  11/01/2009       775,000      852,500
France Telecom Note, 10.00% ........   3/01/2031       175,000      227,913
France Telecom Global Note, 8.25% ..   3/01/2011       300,000      360,609
General Electric Co. Note, 5.00% ...   2/01/2013       625,000      639,161
General Motors Global Note, 7.20% ..   1/15/2011       225,000      224,708
Georgia Pacific Corp. Note, 7.50% ..   5/15/2006     1,000,000      965,000
Georgia Power Co. Note, 4.875% .....   7/15/2007       525,000      556,945
Grant Prideco Inc. Note, 9.00%+ ....  12/15/2009       200,000      213,500
Grief Brothers Corp. Note, 8.875% ..   8/01/2012       650,000      677,625
Hewlett Packard Co. Note, 3.625% ...   3/15/2008       325,000      321,150
Hexcel Corp. Note, 9.875%+ .........  10/01/2008       500,000      521,250
Hollywood Casino Shreveport Sr.
  Note, 13.00% (acquired 5/30/01,
  cost $309,000)(+)@ ...............   8/01/2006       300,000      214,500
Houghton Mifflin Co. Note, 8.25%+ ..   2/01/2011        75,000       80,250
Houghton Mifflin Co. Note, 9.875%+ .   2/01/2013       175,000      189,000
Huntsman ICI Chemicals LLC, Sr. Sub.
  Note, 10.125% ....................   7/01/2009       800,000      758,000
Huntsman International LLC Note,
  9.875% ...........................   3/01/2009       800,000      852,000
Indiana Michigan Power Co. Note,
  6.125% ...........................  12/15/2006       325,000      350,507
Insight Midwest Note, 9.75%+ .......  10/01/2009       625,000      645,313
International Paper Co. Note, 6.75%    9/01/2011       325,000      364,357
ISP Chemco Inc. Sr. Sub. Note,
  Series B, 10.25% .................   7/01/2011     1,475,000    1,589,312
John Deere Capital Corp. Note, 3.90%
  ..................................   1/15/2008       275,000      280,341
John Q. Hammons Note, 8.875% .......   5/15/2012     1,200,000    1,170,000
Joy Global Inc. Sr. Sub. Note, 8.75%
  ..................................   3/15/2012     1,600,000    1,680,000
Keyspan Corp. Note, 6.15% ..........   6/01/2006       500,000      551,207
Kroger Co. Sr. Sub. Note, 7.80% ....   8/15/2007       450,000      516,500
Levi Strauss & Co. Note, 7.00% .....  11/01/2006       775,000      668,437
Louisiana Pacific Corp. Sr. Sub.
  Note, 10.875% ....................  11/15/2008       275,000      302,500
Lyondell Chemical Co. Sr. Note,
  9.625% ...........................   5/01/2007       500,000      500,000
Magnum Hunter Resources Inc. Sr.
  Note, 9.60% ......................   3/15/2012       900,000      965,250
Mediacom Broadband LLC Sr. Note,
  11.00% ...........................   7/15/2013     1,300,000    1,452,750
Newpark Resources Inc. Sr. Sub.
  Note, Series B 8.625% ............  12/15/2007       355,000      351,450
News America Inc. Sr. Note, 6.625% .   1/09/2008       450,000      497,888
Nextel Communications, Sr. Note,
  9.375% ...........................  11/15/2009     1,650,000    1,732,500
Owens-Brockway Glass Container Sr.
  Note, 8.875% .....................   2/15/2009     1,100,000    1,135,750
Park Place Entertainment Corp. Note,
  7.875% ...........................   3/15/2010     1,200,000    1,221,000
PerkinElmer Inc. Note, 8.875%+ .....   1/15/2013       825,000      862,125
Plastipak Holdings Inc. Note, 10.75%
  ..................................   9/01/2011       550,000      569,250
Premcor Refining Group Inc. Note,
  9.25%+ ...........................   2/01/2010       800,000      958,500
Progress Energy Inc. Sr. Note, 7.10%
  ..................................   3/01/2011       300,000      337,539
RH Donnelley Finance Corp. Note,
  10.875%+ .........................  12/15/2012       450,000      514,125
Radnor Holdings Corp. Note, 11.00%+    3/15/2010     1,000,000      970,000
Raytheon Co. Note, 8.20% ...........   3/01/2006       150,000      169,288
Remington Arms Co. Note, 10.50%+ ...   2/01/2011       225,000      240,750
Resolution Performance Products Sr.
  Sub. Note, 13.50% ................  11/15/2010       885,000      933,675
Rogers Wireless Inc. Note, 9.625% ..   5/01/2011       550,000      585,750
Russell Corp. Note, 9.25% ..........   5/01/2010     1,425,000    1,539,000
Safeco Corp. Note, 4.20% ...........   2/01/2008       200,000      202,049
Safeway Inc. Note, 7.50% ...........   9/15/2009       175,000      203,589
Saks Inc. Note, 8.25% ..............  11/15/2008     1,050,000    1,068,375
Sinclair Broadcast Group Inc. Sr.
  Sub. Note, 8.75% .................  12/15/2011     1,200,000    1,275,000
SPX Corp. Note, 7.50% ..............   1/01/2013       175,000      185,938
Stater Brothers Holdings. Inc. Sr.
  Note, 10.75% .....................   8/15/2006     1,200,000    1,224,000
Stena AB Note, 9.625% ..............  12/01/2012       800,000      828,000
Technical Olympic USA Inc. Note,
  9.00% ............................   7/01/2010     1,000,000      990,000
Telecom De Puerto Rico Sr. Note,
  6.65% ............................   5/15/2006       150,000      160,437
Terex Corp. Sr. Sub. Note, 9.25% ...   7/15/2011     1,400,000    1,386,000
Thomson Corp. Sr. Note, 5.75% ......   2/01/2008       250,000      275,462
Transwestern Publishing Co. LP Sr.
  Sub. Note, 9.625% ................  11/15/2007       675,000      704,531
Trimas Corp. Note, 9.875% ..........   6/15/2012     2,225,000    2,247,250
TRW Automotive Inc. Note, 9.375%+ ..   2/15/2013       850,000      850,000
Union Pacific Corp. Note, 7.60% ....   5/01/2005       375,000      414,179
United Auto Group Inc. Note, 9.625%    3/15/2012     1,375,000    1,340,625
United Industries Corp. Note, 9.875%   4/01/2009       200,000      208,500
United Industries Corp. Note,
  9.875%+ ..........................   4/01/2009       200,000      208,500
Unitedhealth Group Inc. Note, 7.50%   11/15/2005       175,000      196,319
USA Education Note, 5.625% .........   4/10/2007       250,000      273,275
Valero Energy Corp. Note, 7.375% ...   3/15/2006       200,000      213,629
Verizon Global Funding Corp. Note,
  7.375% ...........................   9/01/2012       175,000      206,710
Verizon Inc. Note, 5.875% ..........   1/17/2012       200,000      216,101
Viacom Inc. Note, 6.40% ............   1/30/2006       225,000      248,064
Viacom Inc. Note, 7.70% ............   7/30/2010       100,000      120,585
Vicar Operating Inc. Sr. Sub. Note,
  9.875% ...........................  12/01/2009       575,000      629,625
Vodafone Airtouch PLC Note, 7.75% ..   2/15/2010       350,000      418,743
Walt Disney Co. Note, 7.30% ........   2/08/2005       250,000      270,534
Westport Resources Corp. Note,
  8.25%+ ...........................  11/01/2011        25,000       26,750
Westport Resources Corp. Note, 8.25%  11/01/2011       300,000      320,250
Weyerhaeuser Co. Note, 6.00% .......   8/01/2006      $500,000     $540,102
William Carter Co. Sr. Sub. Note,
  Series B, 10.875% ................   8/15/2011     1,700,000    1,891,250
Williams Scotsman Inc. Note, 9.875%    6/01/2007     1,200,000    1,167,000
Wolverine Tube Inc. Note, 7.375%+ ..   8/01/2008       325,000      303,875
Yell Finance BV Sr. Note, 10.75% ...   8/01/2011     1,350,000    1,505,208
                                                               ------------
                                                                 84,992,177
                                                               ------------
Total Fixed Income Securities (Cost $195,891,137) ............  203,135,932
                                                               ------------
SHORT-TERM INVESTMENTS 8.9%
State Street Navigator Securities
  Lending Prime Portfolio ..........                42,725,122   42,725,122
                                                               ------------
Total Short-Term Investments (Cost $42,725,122) ..............   42,725,122
                                                               ------------
COMMERCIAL PAPER 12.8%
Merrill Lynch & Co., 1.33% .........   4/01/2003    10,966,000   10,966,000
Merrill Lynch & Co., 1.22% .........   4/08/2003     1,409,000    1,408,666
American Express Credit Corp., 1.25%   4/02/2003    13,714,000   13,713,524
Caterpillar Financial Services NV,
  1.23% ............................   4/22/2003     2,752,000    2,750,025
Citicorp, 1.25% ....................   4/28/2003     6,857,000    6,850,572
General Electric Capital Corp.,
  1.26% ............................   4/14/2003     6,154,000    6,151,200
Goldman Sachs Group LP, 1.25% ......   5/12/2003    10,275,000   10,260,372
Merck & Company Inc., 1.23% ........   4/08/2003     4,778,000    4,776,857
U.S. Treasury Bills, 1.19%** .......   4/24/2003     3,900,000    3,897,035
U.S. Treasury Bills, 1.22% .........   4/24/2003       500,000      499,610
                                                               ------------
Total Commercial Paper (Cost $61,273,861) ....................   61,273,861
                                                               ------------
Total Investments (Cost $549,406,244) - 115.0% ...............  550,371,697
Cash and Other Assets, Less Liabilities - (15.0%) ............  (71,702,823)
                                                               ------------
Net Assets - 100.0% .......................................... $478,668,874
                                                               ============

Federal Income Tax Information (Note 1):
At March 31, 2003, the net unrealized depreciation of
investments based on cost for federal income tax purposes
of $554,707,239 was as follows:
Aggregate gross unrealized appreciation for all investments
in
which there is an excess of value over tax cost ...........    $ 25,212,976
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ......     (29,548,518)
                                                               ------------
                                                               $ (4,335,542)
                                                               ============

---------------------------------------------------------------------------
*    Non-income-producing securities.
** A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2003.
@ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 2003, were $1,335,572 and $308,775 (0.06% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2003, were $20,510,620 and $21,405,018
     (4.47% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.
# Interest rates on this floating-rate bond will reset annually or biannually based on the six-months London Interbank Offered Rate (LIBOR) plus 0.8125%.
## Interest rates on this variable bond reset annually at predetermined rates until July 2003, at which point the interest rate will reset annually or biannually based on the six-months London Interbank Offered Rate (LIBOR) plus 0.8125%. Rate disclosed is the current rate at March 31, 2003.
>    Payments of income may be made in cash or in the form of additional securities.
[]   Security is in default.

Futures contracts open at March 31, 2003, are as follows:

                                                                                              UNREALIZED
                                         NUMBER OF    NOTIONAL               EXPIRATION     APPRECIATION
TYPE                                     CONTRACTS     AMOUNT     CURRENCY     MONTH       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index Long                 586       11,796,180     EUR     June 2003     $  732,164
FT SE 100 Index Long                        202        7,297,250     GBP     June 2003        835,412
Swiss Market Index Long                      94        3,766,580     CHF     June 2003        190,720
Topix Index Long                            139                0     JPY     June 2003         78,360
U.S. Treasury Bonds Long                     26        2,931,500     USD     June 2003         24,658
2-Year U.S. Treasury Notes Short            (34)      (7,328,063)    USD     June 2003        (19,036)
5-Year U.S. Treasury Notes Short            (76)      (8,626,000)    USD     June 2003        (48,736)
10-Year U.S. Treasury Notes Short           (12)      (1,378,500)    USD     June 2003         (6,549)
                                                                                           ----------
                                                                                           $1,786,993
                                                                                           ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET ASSET ALLOCATION FUND

--------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------
March 31, 2003

ASSETS
Investments, at value** (Cost $549,406,244)(Note 1)    $550,371,697
Cash ..............................................          14,930
Receivable for securities sold ....................       5,528,518
Interest and dividends receivable .................       2,963,117
Receivable for fund shares sold ...................         575,726
Other assets ......................................           9,786
                                                       ------------
                                                        559,463,774
LIABILITIES
Payable for collateral received on securities
  loaned ..........................................      42,725,122
Payable for securities purchased ..................      34,861,802
Payable for futures variation margin ..............       1,337,151
Payable for fund shares redeemed ..................         538,575
Accrued transfer agent and shareholder services
  (Note 2) ........................................         387,162
Accrued management fee (Note 2) ...................         305,976
Accrued distribution and service fees (Note 2) ....         144,691
Dividends payable .................................         130,275
Accrued administration fee (Note 2) ...............          15,032
Accrued trustees' fees (Note 2) ...................          11,850
Other accrued expenses ............................         337,264
                                                       ------------
                                                         80,794,900
                                                       ------------
                                                       $478,668,874
                                                       ============
Net Assets consist of:
  Undistributed net investment income .............        $563,297
  Unrealized appreciation of investments ..........         965,453
  Unrealized appreciation of futures contracts ....       1,786,993
  Unrealized appreciation of foreign currency and
    foreign currency translations .................             879
  Accumulated net realized loss ...................     (80,305,908)
  Paid-in capital .................................     555,658,160
                                                       ------------
                                                       $478,668,874
                                                       ============
Net Asset Value and redemption price per share of
  Class A shares ($252,069,095 / 30,821,769 shares)           $8.18
                                                              =====
Maximum Offering Price per share of Class A shares
  ($8.18 / .9425) .................................           $8.68
                                                              =====
Net Asset Value and offering price per share of
  Class B(1) shares ($75,963,013 / 9,335,406
  shares)* ........................................           $8.14
                                                              =====
Net Asset Value and offering price per share of
  Class B shares ($113,566,173 / 13,915,489
  shares)* ........................................           $8.16
                                                              =====
Net Asset Value and offering price per share of
  Class C shares ($19,078,513 / 2,331,817 shares)*            $8.18
                                                              =====
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($17,992,080 / 2,198,856 shares) ................           $8.18
                                                              =====

----------------------------------------------------------------------------
 *Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge. **Includes securities on loan valued at $43,829,414.

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
For the year ended March 31, 2003

INVESTMENT INCOME
Interest (Note 1) .................................    $  14,880,140
                                                       -------------
Dividends, net of foreign taxes of $81,522 ........        3,909,095
                                                       -------------
                                                          18,789,235
EXPENSES
Management fee (Note 2) ...........................        4,180,605
Transfer agent and shareholder services (Note 2) ..        1,420,295
Custodian fee .....................................          280,982
Distribution and service fees -- Class A (Note 4) .          854,007
Distribution and service fees -- Class B(1) (Note 4)         791,346
Distribution and service fees -- Class C (Note 4) .          164,941
Reports to shareholders ...........................          155,057
Administration fee (Note 2) .......................           88,553
Registration fees .................................           70,445
Audit fee .........................................           40,524
Legal fees ........................................           36,675
Miscellaneous .....................................           30,016
Trustees' fee (Note 2) ............................           29,279
                                                       -------------
                                                           8,142,725
Fees paid indirectly (Note 2) .....................          (13,712)
                                                       -------------
                                                           8,129,013
                                                       -------------
Net investment income .............................       10,660,222
                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FUTURES CONTRACTS
Net realized loss on investments (Notes 1 and 3) ..      (66,215,759)
Net realized loss on foreign currency (Note 1) ....          (49,962)
Net realized loss on futures contracts (Note 1) ...       (7,461,506)
                                                         -----------
  Total net realized loss .........................      (73,727,227)
                                                       -------------
Change in unrealized depreciation of investments ..      (55,083,023)
Change in unrealized appreciation of foreign
  currency ........................................            6,978
Change in unrealized appreciation of futures
  contracts .......................................        1,360,741
                                                       -------------
  Total change in unrealized depreciation .........      (53,715,304)
                                                       -------------
Net loss on investments, foreign currency and
  futures contracts ...............................     (127,442,531)
                                                       -------------
Net decrease in net assets resulting from
  operations ......................................    $(116,782,309)
                                                       =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              YEARS ENDED MARCH 31
                                       ----------------------------------
                                           2003                2002
-------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ...............    $10,660,222         $ 10,905,075
Net realized gain (loss) on
  investments, foreign currency and
  futures contracts .................    (73,727,227)          15,628,048
Change in unrealized appreciation
  (depreciation) of investments,
  foreign currency and futures
  contracts .........................    (53,715,304)          22,357,125
                                        ------------         ------------
Net increase (decrease) resulting
  from operations ...................   (116,782,309)          48,890,248
                                        ------------         ------------
Dividends from net investment income:
  Class A ...........................     (6,789,088)          (6,279,911)
  Class B(1) ........................     (1,337,209)            (995,245)
  Class B ...........................     (4,016,663)          (3,904,486)
  Class C ...........................       (300,754)            (172,707)
  Class S ...........................       (588,253)            (686,424)
                                        ------------         ------------
                                         (13,031,967)         (12,038,773)
                                        ------------         ------------
Distributions from capital gains:
  Class A ...........................     (1,432,538)         (13,573,352)
  Class B(1) ........................       (373,621)          (3,099,895)
  Class B ...........................       (918,885)         (13,061,129)
  Class C ...........................        (61,275)            (598,260)
  Class S ...........................       (117,436)          (1,355,417)
                                        ------------         ------------
                                          (2,903,755)         (31,688,053)
                                        ------------         ------------
Net increase (decrease) from fund
  share transactions (Note 5) .......    (63,585,266)          12,786,964
                                        ------------         ------------
Total increase (decrease)
  in net assets .....................   (196,303,297)          17,950,386

NET ASSETS
Beginning of year ...................    674,972,171          657,021,785
                                        ------------         ------------
End of year (including undistributed
  net investment income of $563,297
  and $2,335,773, respectively) .....   $478,668,874         $674,972,171
                                        ============         ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1

State Street Research Asset Allocation Fund is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Asset Allocation Fund and State Street Research High Income Fund.

The investment objective of the fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares do not pay any service or distribution fees. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/ amortized. Certain fixed income securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $13,031,967 as ordinary income dividends and $2,903,755 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses, wash sale deferrals and premium amortization on fixed income securities.

F. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At March 31, 2003, the fund had a capital loss carryforward of $51,419,359 available, to the extent provided in regulations, to offset future capital gains, if any, which expire on March 31, 2011.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002 through March 31, 2003, the fund incurred net capital losses of approximately $23,625,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/ tax differences primarily relating to premium amortization, foreign currency, litigation settlements, paydowns, and real estate investment trusts. At March 31, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from premium amortization, wash sales, post-October losses and Section 1256 marked to market adjustments relating to open futures contracts. At March 31, 2003, the tax basis distributable earnings were $666,133 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term gains.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2003, the value of the securities loaned and the value of collateral were $43,829,414 and $45,896,653 (consisting of $42,725,122 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $3,171,531 of U.S. government obligations), respectively. During the year ended March 31, 2003, income from securities lending amounted to $186,653 and is included in interest income.

I. FUTURES
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2003, the fees pursuant to such agreement amounted to $4,180,605.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2003, the amount of such expenses was $588,501.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2003, the fund's transfer agent fees were reduced by $13,712 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $29,279 during the year ended March 31, 2003.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2003, the amount of such expenses was $88,553.

NOTE 3

For the year ended March 31, 2002, purchases and sales of securities, exclusive of short-term obligations, aggregated $970,758,301, and $1,018,906,170 (including $334,056,034 and $339,160,650 of U.S. government obligations), respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. The fund does not pay any annual service or distribution fees for Class B shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2003, fees pursuant to such plans amounted to $854,007, $791,346 and $164,941 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2003, there were $1,999,851 and $1,457,722 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $102,196 and $478,687, respectively, on sales of Class A shares of the fund during the year ended March 31, 2003, and that MetLife Securities, Inc. earned commissions aggregating $680,135 and $5,344 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $100,541, $21,164 and $1,770 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                             YEARS ENDED MARCH 31
                                                                           --------------------------------------------------------
                                                                                       2003                         2002
                                                                           ----------------------------  --------------------------
CLASS A                                                                       SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............................................................   13,698,027    $120,685,041    7,529,522    $75,674,726
Issued upon reinvestment of:
  Dividends from net investment income ..................................      760,698       6,481,424      610,245      6,040,678
  Distributions from capital gains ......................................      138,092       1,393,351    1,287,037     13,228,639
Shares redeemed .........................................................  (15,235,996)   (131,032,179)  (4,971,829)   (49,757,106)
                                                                           -----------   -------------   ----------   ------------
Net increase (decrease) .................................................     (639,179)    ($2,472,363)   4,454,975    $45,186,937
                                                                           ===========   =============   ==========   ============

CLASS B(1)                                                                    SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............................................................    3,869,074     $34,466,893    2,949,756    $29,536,085
Issued upon reinvestment of:
  Dividends from net investment income ..................................      146,627       1,239,834       98,538        964,578
  Distributions from capital gains ......................................       36,414         364,865      297,755      3,038,464
Shares redeemed .........................................................   (2,753,502)    (23,597,915)    (935,269)    (9,255,991)
                                                                           -----------   -------------   ----------   ------------
Net increase ............................................................    1,298,613     $12,473,677    2,410,780    $24,283,136
                                                                           ===========   =============   ==========   ============

CLASS B                                                                       SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............................................................      671,930      $6,012,035      468,898     $4,701,047
Issued upon reinvestment of:
  Dividends from net investment income ..................................      449,530       3,836,167      382,797      3,782,880
  Distributions from capital gains ......................................       89,082         897,062    1,239,681     12,729,581
Shares redeemed .........................................................  (10,190,441)    (90,058,853)  (7,801,391)   (78,060,680)
                                                                           -----------   -------------   ----------   ------------
Net decrease ............................................................   (8,979,899)   ($79,313,589)  (5,710,015)  ($56,847,172)
                                                                           ===========   =============   ==========   ============

CLASS C                                                                       SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............................................................    1,391,469     $12,262,877      359,450     $3,612,076
Issued upon reinvestment of:
  Dividends from net investment income ..................................       29,150         245,390       15,107        149,542
  Distributions from capital gains ......................................        5,719          57,645       51,461        529,275
Shares redeemed .........................................................     (391,907)     (3,315,267)    (385,100)    (3,860,668)
                                                                           -----------   -------------   ----------   ------------
Net increase ............................................................    1,034,431      $9,250,645       40,918       $430,225
                                                                           ===========   =============   ==========   ============

CLASS S                                                                       SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .............................................................      404,618      $3,606,996      654,897     $6,619,599
Issued upon reinvestment of:
  Dividends from net investment income ..................................       68,505         584,868       69,198        684,044
  Distributions from capital gains ......................................       11,603         117,077      131,615      1,353,852
Shares redeemed .........................................................     (917,086)     (7,832,577)    (888,705)    (8,923,657)
                                                                           -----------   -------------   ----------   ------------
Net decrease ............................................................     (432,360)    ($3,523,636)     (32,995)     ($266,162)
                                                                           ===========   =============   ==========   ============

--------------------------------------------------------------------------------
STATE STREET RESEARCH ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                                  CLASS A
                                                                         ----------------------------------------------------------
                                                                                           YEARS ENDED MARCH 31
                                                                         ----------------------------------------------------------
                                                                         2003(a)   2002(a)(f)     2001(a)    2000(a) 1999(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                     10.19        10.10       11.69      10.40      11.60
                                                                           -----        -----       -----      -----      -----
  Net investment income ($)                                                 0.17         0.20        0.28       0.24       0.25
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts ($)                             (1.93)        0.60       (0.29)      1.48      (0.35)
                                                                           -----        -----       -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                       (1.76)        0.80       (0.01)      1.72      (0.10)
                                                                           -----        -----       -----      -----      -----
  Dividends from net investment income ($)                                 (0.21)       (0.22)      (0.22)     (0.22)     (0.22)
  Distributions from capital gains ($)                                     (0.04)       (0.49)      (1.36)     (0.21)     (0.88)
                                                                           -----        -----       -----      -----      -----
TOTAL DISTRIBUTIONS ($)                                                    (0.25)       (0.71)      (1.58)     (0.43)     (1.10)
                                                                           -----        -----       -----      -----      -----
NET ASSET VALUE, END OF YEAR ($)                                            8.18        10.19       10.10      11.69      10.40
                             ==                                            =====        =====       =====      =====      =====
Total return(b) (%)                                                       (17.37)        8.15        0.29      16.88      (0.66)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                  252,069      320,614     272,813    304,400    309,752
Expense ratio (%)                                                           1.43         1.41        1.46       1.30       1.28
Expense ratio after expense reductions (%)                                  1.42         1.40        1.44       1.29       1.27
Ratio of net investment income to average net assets (%)                    1.92         1.95        2.61       2.23       2.32
Portfolio turnover rate (%)                                               180.68       185.79      180.98     122.57     136.37

                                                                                                CLASS B(1)
                                                                         ----------------------------------------------------------
                                                                                           YEARS ENDED MARCH 31
                                                                         ----------------------------------------------------------
                                                                         2003(a)   2002(a)(f)     2001(a)    2000(a) 1999(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                     10.13        10.05       11.63      10.36      10.35
                                                                           -----        -----       -----      -----      -----
  Net investment income ($)                                                 0.11         0.12        0.19       0.17       0.04
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts ($)                             (1.91)        0.60       (0.27)      1.45       0.01
                                                                           -----        -----       -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                       (1.80)        0.72       (0.08)      1.62       0.05
                                                                           -----        -----       -----      -----      -----
  Dividends from net investment income ($)                                 (0.15)       (0.15)      (0.14)     (0.14)     (0.04)
  Distributions from capital gains ($)                                     (0.04)       (0.49)      (1.36)     (0.21)        --
                                                                           -----        -----       -----      -----      -----
TOTAL DISTRIBUTIONS ($)                                                    (0.19)       (0.64)      (1.50)     (0.35)     (0.04)
                                                                           -----        -----       -----      -----      -----
NET ASSET VALUE, END OF YEAR ($)                                            8.14        10.13       10.05      11.63      10.36
                                                                           =====        =====       =====      =====      =====
Total return(b) (%)                                                       (17.91)        7.30       (0.35)     15.93       0.51(c)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)                                   75,963       81,440      56,543     36,045     10,289
Expense ratio (%)                                                           2.13         2.11        2.19       2.05       2.08(d)
Expense ratio after expense reductions (%)                                  2.12         2.10        2.17       2.04       2.08(d)
Ratio of net investment income to average net assets (%)                    1.22         1.25        1.86       1.48       1.89(d)
Portfolio turnover rate (%)                                               180.68       185.79      180.98     122.57     136.37
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The financial highlights for the periods prior to April 1, 2001, have not been restated for this change in policy.

--------------------------------------------------------------------------------
STATE STREET RESEARCH ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                                  CLASS B
                                                                         ----------------------------------------------------------
                                                                                           YEARS ENDED MARCH 31
                                                                         ----------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a) 1999(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                        10.17        10.07       11.65      10.36      11.55
                                                                              -----        -----       -----      -----      -----
  Net investment income ($)                                                    0.20         0.14        0.20       0.16       0.17
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts ($)                                (1.93)        0.60       (0.29)      1.47      (0.34
                                                                              -----        -----       -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                          (1.73)        0.74       (0.09)      1.63      (0.17)
                                                                              -----        -----       -----      -----      -----
  Dividends from net investment income ($)                                    (0.24)       (0.15)      (0.13)     (0.13)     (0.14)
  Distributions from capital gains ($)                                        (0.04)       (0.49)      (1.36)     (0.21)     (0.88)
                                                                              -----        -----       -----      -----      -----
TOTAL DISTRIBUTIONS ($)                                                       (0.28)       (0.64)      (1.49)     (0.34)     (1.02)
                                                                              -----        -----       -----      -----      -----
NET ASSET VALUE, END OF YEAR ($)                                               8.16        10.17       10.07      11.65      10.36
                                                                              =====        =====       =====      =====      =====
Total return(b) (%)                                                          (17.15)        7.56       (0.41)     15.98      (1.31)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                     113,566      232,871     288,061    338,838    363,517
Expense ratio (%)                                                              1.13         1.94        2.19       2.05       2.03
Expense ratio after expense reductions (%)                                     1.12         1.93        2.17       2.04       2.02
Ratio of net investment income to average net assets (%)                       2.20         1.38        1.89       1.48       1.57
Portfolio turnover rate (%)                                                  180.68       185.79      180.98     122.57     136.37

                                                                                                   CLASS C
                                                                         ----------------------------------------------------------
                                                                                           YEARS ENDED MARCH 31
                                                                         ----------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a) 1999(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                        10.19        10.10       11.67      10.38      11.57
                                                                              -----        -----       -----      -----      -----
  Net investment income ($)                                                    0.11         0.13        0.20       0.16       0.17
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts ($)                                (1.93)        0.59       (0.28)      1.47      (0.34)
                                                                              -----        -----       -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                          (1.82)        0.72       (0.08)      1.63      (0.17)
                                                                              -----        -----       -----      -----      -----
  Dividends from net investment income ($)                                    (0.15)       (0.14)      (0.13)     (0.13)     (0.14)
  Distributions from capital gains ($)                                        (0.04)       (0.49)      (1.36)     (0.21)     (0.88)
                                                                              -----        -----       -----      -----      -----
TOTAL DISTRIBUTIONS ($)                                                       (0.19)       (0.63)      (1.49)     (0.34)     (1.02)
                                                                              -----        -----       -----      -----      -----
NET ASSET VALUE, END OF YEAR ($)                                               8.18        10.19       10.10      11.67      10.38
                                                                              =====        =====       =====      =====      =====
Total return(b) (%)                                                          (17.96)        7.31       (0.35)     15.93      (1.33)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      19,079       13,226      12,687     17,093     20,519
Expense ratio (%)                                                              2.13         2.11        2.19       2.05       2.03
Expense ratio after expense reductions (%)                                     2.12         2.10        2.17       2.04       2.02
Ratio of net investment income to average net assets (%)                       1.21         1.26        1.89       1.47       1.56
Portfolio turnover rate (%)                                                  180.68       185.79      180.98     122.57     136.37
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not Annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The financial highlights for the periods prior to April 1, 2001, have not been restated for this change in policy.

--------------------------------------------------------------------------------
STATE STREET RESEARCH ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                                  CLASS S
                                                                         ----------------------------------------------------------
                                                                                           YEARS ENDED MARCH 31
                                                                         ----------------------------------------------------------
                                                                            2003(a)   2002(a)(f)     2001(a)    2000(a) 1999(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                        10.19        10.10       11.69      10.40      11.60
                                                                              -----        -----       -----      -----      -----
  Net investment income ($)                                                    0.20         0.23        0.30       0.29       0.27
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts ($)                                (1.93)        0.60       (0.29)      1.46      (0.34)
                                                                              -----        -----       -----      -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                          (1.73)        0.83        0.01       1.75      (0.07)
                                                                              -----        -----       -----      -----      -----
  Dividends from net investment income ($)                                    (0.24)       (0.25)      (0.24)     (0.25)     (0.25)
  Distributions from capital gains ($)                                        (0.04)       (0.49)      (1.36)     (0.21)     (0.88)
                                                                              -----        -----       -----      -----      -----
TOTAL DISTRIBUTIONS ($)                                                       (0.28)       (0.74)      (1.60)     (0.46)     (1.13)
                                                                              -----        -----       -----      -----      -----
NET ASSET VALUE, END OF YEAR ($)                                               8.18        10.19       10.10      11.69      10.40
                                                                              =====        =====       =====      =====      =====
Total return(b) (%)                                                          (17.12)        8.47        0.56      17.17      (0.41)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      17,992       26,821      26,917     23,316     15,149
Expense ratio (%)                                                              1.13         1.11        1.19       1.05       1.03
Expense ratio after expense reductions (%)                                     1.12         1.10        1.17       1.04       1.02
Ratio of net investment income to average net assets (%)                       2.21         2.27        2.85       2.62       2.53
Portfolio turnover rate (%)                                                  180.68       185.79      180.98     122.57     136.37
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not Annualized
(d) Annualized
(e) January 1, 1999 (commencement of share class), to March 31, 1999.
(f) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The financial highlights for the periods prior to April 1, 2001, have not been restated for this change in policy.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Asset Allocation Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2003

STATE STREET RESEARCH ASSET ALLOCATION

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A shares of State Street Research Asset Allocation Fund returned -17.37% [without sales charge] for the 12 months ended March 31, 2003. That was significantly less than the Lipper Flexible Portfolio Funds Average, which returned -13.67% for the same period.

Our decision to maintain our normal 60% weighting in equities was costly. Bonds significantly outperformed stocks during the year. The Lehman Brothers Aggregate Bond Index returned 11.69% while the S&P 500 Index, a common measure of stock market performance, returned -24.75% for the same period.

The fund's fixed income positions trailed the Lehman Brothers Aggregate Bond Index. Our holdings, which consisted of Investment-Grade, High-Yield and Emerging Market Debt, posted strong gains late in the year, when investors were willing to take on additional risk. We reduced our Emerging Market exposure because we believe that Emerging Market Debt has become richly priced, especially in the face of a falling U.S. dollar and lower commodity prices.

The fund's emphasis on growth stocks also detracted from returns. In general value stocks outperformed growth stocks, a reflection of investor concerns about risk.

We ended the period with the fund at its neutral 60% equity/40% bond allocation because we believe that a balanced, diversified posture is still prudent in the current environment.

March 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects a maximum 5.75% Class A share front-end, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charges where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds. The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment-grade or higher. Indexes do not take transaction charges into consideration. It is not possible to invest directly in an index; results are for illustrative purposes only. Investments in foreign-derivative securities pose additional risks not associated with domestic securities, such as changes in exchange rates and different government regulations, economic conditions and accounting standards. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance is not necessarily an indication of how the fund will perform in the future.

                                                                     1 YEAR        5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------
Class A
Cumulative Total Return (does not reflect sales charge)              -17.37%         4.06%        109.44%
Cumulative Total Return
 (at maximum applicable sales charge)                                -22.12%        -1.93%         97.40%
Average Annual Total Return
 (at maximum applicable sales charge)                                -22.12%        -0.39%          7.04%
-----------------------------------------------------------------------------------------------------------
Class B(1)
Cumulative Total Return (does not reflect sales charge)              -17.91%         0.49%         94.89%
Cumulative Total Return
 (at maximum applicable sales charge)                                -21.92%        -0.92%         94.89%
Average Annual Total Return
 (at maximum applicable sales charge)                                -21.92%        -0.18%          6.90%
-----------------------------------------------------------------------------------------------------------
Class B
Cumulative Total Return (does not reflect sales charge)              -17.15%         1.58%         97.00%
Cumulative Total Return
 (at maximum applicable sales charge)                                -21.17%         0.16%         97.00%
Average Annual Total Return
 (at maximum applicable sales charge)                                -21.17%         0.03%          7.02%
-----------------------------------------------------------------------------------------------------------
Class C
Cumulative Total Return (does not reflect sales charge)              -17.96%         0.35%         94.74%
Cumulative Total Return
 (at maximum applicable sales charge)                                -18.76%         0.35%         94.74%
Average Annual Total Return
 (at maximum applicable sales charge)                                -18.76%         0.07%          6.89%
-----------------------------------------------------------------------------------------------------------
Class S
Cumulative Total Return (does not reflect sales charge)              -17.12%         5.49%        114.82%
Cumulative Total Return
 (at maximum applicable sales charge)                                -17.12%         5.49%        114.82%
Average Annual Total Return
 (at maximum applicable sales charge)                                -17.12%         1.07%          7.95%
-----------------------------------------------------------------------------------------------------------


                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                     INVESTMENT IN ASSET ALLOCATION FUND,
                            THE S&P 500 INDEX AND
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Class A

                                     Lehman
                    Asset            Brothers
                  Allocation        Aggregate           S&P 500
                     Fund           Bond Index           Index
          -------------------------------------------------------
           3/93    $ 9,425           $10,000           $10,000
           3/94     10,458            10,237            10,146
           3/95     10,617            10,748            11,723
           3/96     13,010            11,908            15,482
           3/97     14,635            12,492            18,551
           3/98     18,970            13,990            27,448
           3/99     18,846            14,898            32,523
           3/00     22,026            15,177            38,354
           3/01     22,090            17,078            30,043
           3/02     23,890            17,992            30,115
           3/03     19,740            20,095            22,661

          Class B(1)
                                     Lehman
                    Asset            Brothers
                  Allocation        Aggregate           S&P 500
                     Fund           Bond Index           Index
          -------------------------------------------------------
           3/93    $10,000           $10,000           $10,000
           3/94     11,025            10,237            10,146
           3/95     11,115            10,748            11,723
           3/96     13,502            11,908            15,482
           3/97     15,090            12,492            18,551
           3/98     19,395            13,990            27,448
           3/99     19,152            14,898            32,523
           3/00     22,203            15,177            38,354
           3/01     22,126            17,078            30,043
           3/02     23,740            17,992            30,115
           3/03     19,489            20,095            22,661

          Class B
                                     Lehman
                    Asset            Brothers
                  Allocation        Aggregate           S&P 500
                     Fund           Bond Index           Index
          -------------------------------------------------------
           3/93    $10,000           $10,000           $10,000
           3/94     11,025            10,237            10,146
           3/95     11,115            10,748            11,723
           3/96     13,502            11,908            15,482
           3/97     15,090            12,492            18,551
           3/98     19,395            13,990            27,448
           3/99     19,141            14,898            32,523
           3/00     22,199            15,177            38,354
           3/01     22,108            17,078            30,043
           3/02     23,779            17,992            30,115
           3/03     19,700            20,095            22,661

          Class C
                                     Lehman
                    Asset            Brothers
                  Allocation        Aggregate           S&P 500
                     Fund           Bond Index           Index
          -------------------------------------------------------
           3/93    $10,000           $10,000           $10,000
           3/94     11,031            10,237            10,146
           3/95     11,121            10,748            11,723
           3/96     13,517            11,908            15,482
           3/97     15,090            12,492            18,551
           3/98     19,405            13,990            27,448
           3/99     19,148            14,898            32,523
           3/00     22,197            15,177            38,354
           3/01     22,120            17,078            30,043
           3/02     23,737            17,992            30,115
           3/03     19,474            20,095            22,661

          Class S
                                     Lehman
                    Asset            Brothers
                  Allocation        Aggregate           S&P 500
                     Fund           Bond Index           Index
          -------------------------------------------------------
           3/93    $10,000           $10,000           $10,000
           3/94     11,130            10,237            10,146
           3/95     11,327            10,748            11,723
           3/96     13,898            11,908            15,482
           3/97     15,673            12,492            18,551
           3/98     20,364            13,990            27,448
           3/99     20,280            14,898            32,523
           3/00     23,762            15,177            38,354
           3/01     23,896            17,078            30,043
           3/02     25,920            17,992            30,115
           3/03     21,482            20,095            22,661

STATE STREET RESEARCH INCOME TRUST

                                                                                              NUMBER OF
                                   TERM OF                                                       FUNDS
                                   OFFICE                                                       IN FUND
                                     AND                                                        COMPLEX            OTHER
                      POSITION(s)  LENGTH OF                                                  OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS            HELD        TIME                                                      TRUSTEE/            HELD BY
AND AGE(a)             WITH FUND   SERVED(b)     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly Chairman of the Board, Chief         19    Ceridian Corporation
(57)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly Senior Vice President for Finance    55    Metropolitan Series Fund,
(65)                                 1997     and Operations and Treasurer, The Pennsylvania               Inc.(d)
                                              State University
------------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly Executive Vice President, Chief      55    The Clorox Company; KLA-
(71)                                 1994     Operating Officer and Director, Hewlett-Packard              Tencor Corporation; BEA
                                              Company (computer manufacturer)                              Systems, Inc.; Cepheid;
                                                                                                           Pharsight Corporation;
                                                                                                           and Metropolitan Series
                                                                                                           Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        19    None
(58)                                 1999     George Washington University; formerly a member of
                                              the Board of Governors of the Federal Reserve
                                              System and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    55    AP Pharmacia, Inc.; and
(64)                                 1994     formerly President, The Glen Ellen Company (private          Metropolitan Series Fund,
                                              investment firm)                                             Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        55    Metropolitan Series Fund,
MORTON                               1994     School of Management, Massachusetts Institute of             Inc.(d)
(65)                                          Technology
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly Partner, Dechert (law firm)         19    SEI Investments Funds
(72)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); and The
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                           Trust
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
RICHARD S. DAVIS((+))   Trustee      Since    Chairman of the Board, President and Chief             19    None
(57)                                 2000     Executive Officer of State Street Research &
                                              Management Company; formerly Senior Vice President,
                                              Fixed Income Investments, Metropolitan Life
                                              Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
DONALD G. DEVEUVE        Vice        Since    Senior Vice President of State Street Research &       8     None
(46)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO       Vice        Since    Senior Vice President of State Street Research &       8     None
(39)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
C. KIM GOODWIN           Vice        Since    Managing Director and Chief Investment Officer-        18    None
(44)                   President     2002     Equities of State Street Research & Management
                                              Company; formerly Chief Investment Officer-U.S.
                                              Growth Equities, American Century; and Senior Vice
                                              President and portfolio manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
EVAN GRACE               Vice        Since    Vice President, State Street Research & Management     6     None
(34)                   President     2003     Company
------------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         19    None
(48)                   President     2001     Director of State Street Research & Management
                                              Company; formerly Executive Vice President, State
                                              Street Research & Management Company; and Senior
                                              Vice President, Product and Financial Management,
                                              MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
DAN R. STRELOW           Vice        Since    Managing Director, State Street Research &             12          None
(44)                   President     2002     Management Company; formerly Executive Vice
                                              President and Senior Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    19          None
(46)                                 2001     Research & Management Company; formerly Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Managing Director, General Counsel and Secretary of    19          None
III                                  1995     State Street Research & Management Company;
(47)                                          formerly Executive Vice President, State Street
                                              Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 36 separate portfolios.

(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the
    Trust's Investment Manager, State Street Research & Management Company as noted.

STATE STREET RESEARCH ASSET ALLOCATION FUND
One Financial Center
Boston, MA 02111-2690




QUESTIONS? COMMENTS?

E-MAIL us at:
        info@ssrfunds.com
VISIT us at:
        WWW.SSRFUNDS.COM
CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
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WRITE us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2003 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Asset Allocation Fund prospectus.

When used as sales material after June 30, 2003, this report must be accompanied by the most recent Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER:(exp0504)SSR-LD                                     AA-3720-0503